                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                    PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                  PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      PRUDENTIAL HIGH YIELD FUND, INC.
                       PRUDENTIAL MUNICIPAL BOND FUND
                      PRUDENTIAL MUNICIPAL SERIES FUND
                 PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                   PRUDENTIAL SHORT-TERM BOND FUND, INC.
                  PRUDENTIAL TOTAL RETURN BOND FUND, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                               CALIFORNIA SERIES
                         CALIFORNIA MONEY MARKET SERIES
                            CALIFORNIA INCOME SERIES
                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                        PRUDENTIAL HIGH YIELD FUND, INC.
                         PRUDENTIAL MUNICIPAL BOND FUND
                               HIGH INCOME SERIES
                                 INSURED SERIES
                        PRUDENTIAL MUNICIPAL SERIES FUND
                                 FLORIDA SERIES
                               NEW JERSEY SERIES
                         NEW JERSEY MONEY MARKET SERIES
                                NEW YORK SERIES
                          NEW YORK MONEY MARKET SERIES
                              PENNSYLVANIA SERIES
                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                     PRUDENTIAL SHORT-TERM BOND FUND, INC.
                   PRUDENTIAL SHORT-TERM CORPORATE BOND FUND
                          DRYDEN ULTRA SHORT BOND FUND
                    PRUDENTIAL TOTAL RETURN BOND FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                           , 2003

Dear Shareholder:

    I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of each of the Funds identified above is scheduled for July 17, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Directors/Trustees of each Fund have reviewed the proposals and have recommended that the proposals be presented to you for consideration. Although the Directors/Trustees have determined that the proposals are in your best interest, the final decision is yours.

    Shareholders of each Fund are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds listed above. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

    If you have any questions before you vote, please call us at 1-866-665-7684. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on five primary issues:

    - to elect a new Board of Directors or Trustees,

    - to permit the Manager of your Fund (other than Dryden Ultra Short Bond Fund of Prudential Short-Term Bond Fund, Inc.) to enter into or make material changes to your Fund's subadvisory agreements without shareholder approval,

    - to approve a new management agreement for your Fund (other than Dryden Ultra Short Bond Fund),

    - to approve changes to your Fund's fundamental investment restrictions (other than Dryden Ultra Short Bond Fund), and

    - to approve amendments to the articles of incorporation or declaration of trust for your Fund.

Q.  WHY AM I RECEIVING PROXY INFORMATION FOR A FUND THAT I DO NOT OWN?

A. Shareholders of all of the Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. You may receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you may receive multiple proxy statements. Each proxy card should be voted and returned.

Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. Yes. The Board of each of the Funds has nominated for election Independent and Interested Directors or Trustees. Most of the nominees already serve as Directors or Trustees on some, but not all of the Funds in the Prudential mutual fund complex.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A. No. The rate of the management fees charged to each Fund will not change as a result of any of the proposed changes.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' OR TRUSTEES' FEES FOR A FUND?

A. No. Although the number of Independent Directors or Trustees of most of the Funds will increase from 5 to 8, the aggregate amount of fees paid by the Funds will not increase, because the same Independent Directors or Trustees have been elected to the Boards of the American Skandia Funds, which will share in paying the fees.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated. The Boards also believe that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A.  No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Boards do not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of any Fund's investment portfolio. The changes will allow each Fund greater flexibility to respond to investment opportunities and permit the Boards to make changes in the future that they consider desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. The number of votes needed to approve each Proposal varies, due to different requirements imposed by federal and state laws. The descriptions of each Proposal in the enclosed proxy statement identify the number of votes required for each Fund to approve each Proposal.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the joint shareholder meeting at 10 a.m. on July 17, 2003, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

    Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is May 16, 2003.

Q.  HOW DO I VOTE MY SHARES?

A. You may vote in any of several different ways. You may vote by attending the Meeting scheduled for July 17, 2003, or you can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at 1-866-665-7684.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with

    Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President" underneath the name of the company.

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                               CALIFORNIA SERIES
                         CALIFORNIA MONEY MARKET SERIES
                            CALIFORNIA INCOME SERIES
                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                        PRUDENTIAL HIGH YIELD FUND, INC.
                         PRUDENTIAL MUNICIPAL BOND FUND
                               HIGH INCOME SERIES
                                 INSURED SERIES
                        PRUDENTIAL MUNICIPAL SERIES FUND
                                 FLORIDA SERIES
                               NEW JERSEY SERIES
                         NEW JERSEY MONEY MARKET SERIES
                                NEW YORK SERIES
                          NEW YORK MONEY MARKET SERIES
                              PENNSYLVANIA SERIES
                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                     PRUDENTIAL SHORT-TERM BOND FUND, INC.
                   PRUDENTIAL SHORT-TERM CORPORATE BOND FUND
                          DRYDEN ULTRA SHORT BOND FUND
                    PRUDENTIAL TOTAL RETURN BOND FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 JULY 17, 2003

                            ------------------------

TO OUR SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on
July 17, 2003 at 10 a.m. Eastern Daylight Time. The purpose of the Meetings is to consider and act upon the following proposals:

    1.  For each Fund, to elect 10 Directors or Trustees.

    2. For each Fund, except Dryden Ultra Short Bond Fund, a series of Prudential Short-Term Bond Fund, Inc., to permit PI to enter into or make material changes to subadvisory agreements without shareholder approval.

    3. For each Fund, except Dryden Ultra Short Bond Fund, a series of Prudential Short-Term Bond Fund, Inc., to approve new management agreements between each of the Funds and PI.

    4. For each Fund, except Dryden Ultra Short Bond Fund, a series of Prudential Short-Term Bond Fund, Inc., to approve changes to each Funds' fundamental investment restrictions or policies, relating to the following:

       (a) fund diversification;

       (b) issuing senior securities, borrowing money or pledging assets;

       (c) buying and selling real estate;

       (d) buying and selling commodities and commodity contracts;

       (e) fund concentration;

       (f) making loans; and

       (g) other investment restrictions, including investing in securities of other investment companies.

    5. For each Fund, to approve amendments to the articles of incorporation or declaration of trust.

    The Meeting will be a Special Meeting of shareholders of each Fund.

    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on May 16, 2003. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

By order of the Boards,

/s/ Deborah A. Docs

Deborah A. Docs
SECRETARY

Dated: May   , 2003.

PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL AS APPLICABLE.

                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                               CALIFORNIA SERIES
                         CALIFORNIA MONEY MARKET SERIES
                            CALIFORNIA INCOME SERIES
                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                        PRUDENTIAL HIGH YIELD FUND, INC.
                         PRUDENTIAL MUNICIPAL BOND FUND
                               HIGH INCOME SERIES
                                 INSURED SERIES
                        PRUDENTIAL MUNICIPAL SERIES FUND
                                 FLORIDA SERIES
                               NEW JERSEY SERIES
                         NEW JERSEY MONEY MARKET SERIES
                                NEW YORK SERIES
                          NEW YORK MONEY MARKET SERIES
                              PENNSYLVANIA SERIES
                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                     PRUDENTIAL SHORT-TERM BOND FUND, INC.
                   PRUDENTIAL SHORT-TERM CORPORATE BOND FUND
                          DRYDEN ULTRA SHORT BOND FUND
                    PRUDENTIAL TOTAL RETURN BOND FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON JULY 17, 2003

                            ------------------------

    This proxy statement is being furnished to holders of shares of each of the above-listed investment companies (each, a Company) and their series (each, a Fund) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on
July 17, 2003, at 10 a.m., Eastern Daylight Time, or at any adjournment or adjournments thereof. The Meeting will be a special meeting of shareholders of each Fund. (In this proxy statement, the term "Fund" will be used to refer to a series of a Company, and a Company that is not currently operated as a series company and has a single portfolio.) This proxy statement is being first mailed to shareholders on or about ______, 2003.

    Each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Each of Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Short-Term Bond Fund, Inc. and Prudential Total Return Bond Fund, Inc. is organized as a Maryland corporation. Each of Prudential California Municipal Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund is organized as a Massachusetts business trust. The shares of common stock of each of Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Short-Term Bond Fund, Inc. and Prudential Total Return Bond Fund, Inc. and the shares of beneficial interest of Prudential California Municipal Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund are referred to as "Shares," the holders of the Shares are "Shareholders," each Company's board of directors or trustees is referred to as a "Board" and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be (collectively referred to as Directors). A listing of the formal name for each Company and Fund and the abbreviated name for each Company that is used in this proxy statement is set forth below.

                                                                     ABBREVIATED
COMPANY AND FUND NAME                                                   NAME
---------------------                                         -------------------------
Prudential California Municipal Fund........................  CMF
    California Series.......................................
    California Income Series................................
    California Money Market Series..........................
Prudential Government Income Fund, Inc......................  GIF
Prudential High Yield Fund, Inc.............................  HYF
Prudential Municipal Bond Fund..............................  MBF
    High Income Series......................................
    Insured Series..........................................
Prudential Municipal Series Fund............................  MSF
    Florida Series..........................................
    New Jersey Series.......................................
    New Jersey Money Market Series..........................
    New York Series.........................................
    New York Money Market Series............................
    Pennsylvania Series.....................................
Prudential National Municipals Fund, Inc....................  NMF
Prudential Short-Term Bond Fund, Inc........................  STBF
    Prudential Short-Term Corporate Bond Fund...............
    Dryden Ultra Short Bond Fund............................
Prudential Total Return Bond Fund, Inc......................  TRBF

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Company (each, a Management Agreement). Investment advisory services have been provided to the Funds by PI through its affiliate, Prudential Investment Management, Inc. (PIM or Subadviser), Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM serves as subadviser to each of the Funds.

    PIM is a wholly-owned indirect subsidiary of Prudential Financial, Inc. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. [As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.] Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

    In the case of all of the Companies, except STBF, the presence, in person or by proxy, of a majority of the Shares of the Company (or of a Fund for a Proposal on which Funds vote separately) outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Company (or of a Fund for a Proposal on which Funds vote separately). In the case of STBF, the presence, in person or by proxy, of one-third of the Shares of the Company (or of a Fund for Proposals other than No. 1 and No. 5) outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of the Company (or of a Fund for a Proposal on which Funds vote separately).

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of the adjournment of that Proposal and will vote those proxies required to be voted AGAINST any Proposal against the adjournment of that Proposal. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast, but effectively will be a vote against the other Proposals, which require approval of a majority of the outstanding voting securities under the 1940 Act or applicable state law.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates and FOR the remaining Proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Company Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    The close of business on May 16, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:

FUND                                        CLASS A    CLASS B    CLASS C    CLASS Y    CLASS Z     TOTAL
----                                        --------   --------   --------   --------   --------   --------
CMF.......................................
    California Series.....................
    California Income Series..............
    California Money Market Series........
GIF.......................................
HYF.......................................
MBF.......................................
    High Income Series
    Insured Series
MSF.......................................
    Florida Series........................
    New Jersey Series.....................
    New Jersey Money Market Series........
    New York Series.......................
    New York Money Market Series..........
    Pennsylvania Series...................
NMF.......................................
STBF......................................
    Prudential Short-Term Corporate Bond
      Fund................................
    Dryden Ultra Short Bond Fund..........
TRBF......................................

    None of the Proposals require separate voting by class, although for all proposals except Proposal No. 1, shares of each Fund of CMF, MBF and MSF will be voted separately. Shareholders of Dryden Ultra Short Bond Fund only vote for Proposals No. 1 and 5. Shareholders of Prudential Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund will vote separately on Proposal No. 5. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of May 16, 2003. A listing of persons who owned beneficially 5% or more of any class of the Shares of a Fund as of May 16, 2003 is contained in Exhibit A.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE,
100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with each Proposal.

    Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

                         TO ELECT DIRECTORS OR TRUSTEES
                                 PROPOSAL NO. 1

DISCUSSION

    The Board of each Company has nominated the 10 individuals identified below for election to each Company's Board. Pertinent information about each nominee is set forth in the listing below. Each of the nominees has indicated a willingness to serve if elected. All but one of the nominees currently serve as Directors or Trustees on some, but not all of the funds in the Prudential retail mutual fund complex. The remaining nominee, David E. A. Carson, currently does not serve as a Director or Trustee for any of the funds in the Prudential retail mutual fund complex, but serves as a Trustee of the American Skandia Trust and a Director of the American Skandia Advisor Funds, Inc.

    Because many of the other funds within the Prudential retail mutual fund complex are also asking shareholders to elect the same individuals, if the Shareholders of each of these Companies elect each nominee, most of the Companies within the Prudential retail mutual fund complex will be overseen by a common Board. As part of the creation of a common Board, certain individuals currently serving as Directors or Trustees of each Company have not been nominated for election. Each of the current Directors or Trustees of each Company who have not been nominated have announced their intention to resign their positions if Shareholders elect the nominees. Each of the Nominees have announced their intention to serve on the Board if elected by Shareholders.

    Each Company's current Directors or Trustees believes that creating a common Board is in the best interests of each Company. The principal reasons for adding these individuals are:

    - to bring additional experience and diversity of viewpoints to the Board;

    - to bring the benefit of experience derived from service on the boards of the other Prudential mutual funds;

    - to promote continuity on the Board; and

    - to achieve efficiencies and coordination in operation, supervision and oversight of the Funds which may be derived from having the same individuals serve on the Board of each of the Prudential retail mutual funds.

    If elected, all nominees will hold office until the earlier to occur of
(a) the next meeting of Shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Company's retirement policy or (c) until they resign or are removed as permitted by law. Each Company's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Board Members who are not "interested persons" of a Company (as defined in the 1940 Act) are referred to as Independent Board Members or Independent Directors. Board Members who are interested persons of a Company are referred to as Interested Board Members or Interested Directors.

    Currently, each Independent Director who serves on the Board of a Company is paid annual fees as set forth below for his or her service on the Board of each Company. Directors' fees are allocated among all of the Funds in a "cluster" based on their proportionate net assets. In addition, an Independent Board Member who serves on the Executive Committee is paid by the Funds in the cluster an annual aggregate fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid by those Funds an annual aggregate fee of $2,000 per Committee. Interested Directors will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Company's Board.

    None of the nominees is related to another. None of each Company's Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential Financial, Inc. or its affiliates. The business experience and address of each Independent Director nominee and each Interested Director nominee, as well as information regarding their service on other mutual funds in the Prudential mutual fund complex, is as follows:

                     PROPOSED INDEPENDENT DIRECTOR NOMINEES

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
David E. A. Carson (68)       None                 --         Director (January 2000 to      None        Director of United
People's Bank                                                 May 2000), Chairman                        Illuminating and UIL
1 Financial Plaza                                             (January 1999 to December                  Holdings, a utility
Second Floor                                                  1999), Chairman and Chief                  company, since May 1993.
Hartford, CT 06103                                            Executive Officer
                                                              (January 1998 to December
                                                              1998) and President,
                                                              Chairman and Chief
                                                              Executive Officer (1983
                                                              to December 1997) of
                                                              People's Bank.

Robert E. La Blanc (69)       None                 --         President (since 1981) of      [77]        Director of Storage
                                                              Robert E. La Blanc                         Technology Corporation
                                                              Associates, Inc.                           (since 1979)
                                                              (telecommunications);                      (technology); Chartered
                                                              formerly General Partner                   Semiconductor
                                                              at Salomon Brothers and                    Manufacturing, Ltd.
                                                              Vice-Chairman of                           (Singapore) (since 1998);
                                                              Continental Telecom;                       Titan Corporation
                                                              Trustee of Manhattan                       (electronics) (since
                                                              College.                                   1995); Computer
                                                                                                         Associates International,
                                                                                                         Inc. (since 2002)
                                                                                                         (software company);
                                                                                                         Director (since 1999) of
                                                                                                         First Financial
                                                                                                         Fund, Inc. and Director
                                                                                                         (since April 1999) of The
                                                                                                         High Yield Plus
                                                                                                         Fund, Inc.

Douglas H. McCorkindale (63)  None                 --         Chairman (since February       [77]        Director of Gannett
                                                              2001), Chief Executive                     Co., Inc., Director of
                                                              Officer (since June 2000)                  Continental
                                                              and President (since                       Airlines, Inc. (since
                                                              September 1997) of                         May 1993); Director of
                                                              Gannett Co. Inc.                           Lockheed Martin Corp.
                                                              (publishing and media);                    (since May 2001)
                                                              formerly Vice Chairman                     (aerospace and defense);
                                                              (March 1984-May 2000) of                   Director of the High
                                                              Gannett Co. Inc.                           Yield Plus Fund, Inc.
                                                                                                         (since 1996).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
Stephen P. Munn (60)          CMF: Trustee    Since 1999      Chairman of the Board          [72]        Chairman of the Board
                              GIF: Director   Since 1999      (since 1994) and formerly                  (since January 1994) and
                              HYF: Director   Since 1999      Chief Executive Officer                    Director (since 1988) of
                              MBF: Trustee    Since 1999      (1998-2001) and President                  Carlisle Companies
                              MSF: Trustee    Since 1999      of Carlisle Companies                      Incorporated
                              NMF: Director   Since 1999      Incorporated.                              (manufacturer of
                              STBF:           Since 1999                                                 industrial products);
                              Director        Since 1999                                                 Director of Gannett
                              TRBF:           Since 1999                                                 Co., Inc. (publishing and
                              Director                                                                   media).

Richard A. Redeker (59)       CMF: Trustee    Since 1993      Formerly Management            [72]
                              GIF: Director   Since 1993      Consultant of
                              HYF: Director   Since 1995      Invesmart, Inc. (August
                              MBF: Trustee    Since 1995      2001-October 2001);
                              MSF: Trustee    Since 1993      formerly employee of
                              NMF: Director   Since 1993      Prudential Investments
                              STBF:           Since 1995      (October 1996-December
                              Director        Since 1993      1998).
                              TRBF:           Since 1994
                              Director

Robin B. Smith (63)           None                 --         Chairman of the Board          [69]        Director of BellSouth
                                                              (since January 2003) of                    Corporation (since 1992).
                                                              Publishers Clearing House
                                                              (direct marketing);
                                                              formerly Chairman and
                                                              Chief Executive Officer
                                                              (August 1996-January
                                                              2003) of Publishers
                                                              Clearing House.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
Stephen Stoneburn (59)        None                 --         President and Chief            [75]
                                                              Executive Officer (since
                                                              June 1996) of Quadrant
                                                              Media Corp. (a publishing
                                                              company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January
                                                              1993-1995) of Cowles
                                                              Business Media and Senior
                                                              Vice President of
                                                              Fairchild Publications,
                                                              Inc. (1975-1989).

Clay T. Whitehead (64)        None                 --         President (since 1983) of      [94]        Director (since 2000) of
                                                              National Exchange Inc.                     First Financial Fund,
                                                              (new business development                  Inc. and Director (since
                                                              firm).                                     2000) of The High Yield
                                                                                                         Plus Fund, Inc.

                     PROPOSED INTERESTED DIRECTOR NOMINEES

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                 TERM OF                                 FUND COMPLEX
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE          EACH FUND      TIME SERVED     DURING PAST FIVE YEARS      DIRECTOR            FOR DIRECTOR
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
Judy A. Rice (55)             President and   Director or     President, Chief               [98]
                              Director or     Trustee for     Executive Officer, Chief
                              Trustee         all Funds       Operating Officer and
                                              since 2000.     Officer-In-Charge (since
                                              President of    2003) of PI; formerly
                                              all Funds       various positions to
                                              since 2003.     Senior Vice President
                                                              (1992-1999) of Prudential
                                                              Securities Incorporated
                                                              (PSI); various positions
                                                              to Managing Director
                                                              (1975-1992) of Salomon
                                                              Smith Barney; Member of
                                                              Board of Governors of the
                                                              Money Management
                                                              Institute.

Robert F. Gunia (56)          Vice            CMF: Since      Executive Vice President       [116]       Vice President and
                              President and   1996            and Chief Administrative                   Director (since May 1989)
                              Director or     GIF: Since      Officer (since June 1999)                  and Treasurer (since
                              Trustee         1996            of PI; Executive Vice                      1999) of The Asia Pacific
                                              GST: Since      President and Treasurer                    Fund, Inc.
                                              1996            (since January 1996) of
                                              HYF: Since      PI; President (since
                                              1996            April 1999) of PIMS;
                                              MBF: Since      Corporate Vice President
                                              1996            (since September 1997) of
                                              MSF: Since      The Prudential Insurance
                                              1996            Company of America;
                                              NMF: Since      formerly Senior Vice
                                              1996            President (March 1987-May
                                              STBF: Since     1999) of PSI; formerly
                                              1996            Chief Administrative
                                              TRBF: Since     Officer (July
                                              1996            1989-September 1996),
                                                              Director (January
                                                              1989-September 1996) and
                                                              Executive Vice President,
                                                              Treasurer and Chief
                                                              Financial Officer (June
                                                              1987-December 1996) of
                                                              Prudential Mutual Fund
                                                              Management, Inc. (PMF).

------------------------
* Unless otherwise indicated, the address of each nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

    The following tables set forth the dollar range of Fund securities held by each nominee as of December 31, 2002. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Fund Complex overseen by that nominee as of December 31, 2002.

             SHARE OWNERSHIP TABLE -- INDEPENDENT DIRECTOR NOMINEES

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
David E. A. Carson................  None                                  None
Robert E. La Blanc................  None                                  Over $100,000
Douglas H. McCorkindale...........  None                                  Over $100,000
Stephen P. Munn...................  HYF: $10,001-$50,000                  Over $100,000
                                    All other Funds: None
Richard A. Redeker................  MSF -- New Jersey Series:             Over $100,000
                                    $10,001-$50,000
                                    MSF -- New Jersey Money Market
                                    Series: $50,001-$100,000
                                    All other Funds: None
Robin B. Smith....................  None                                  Over $100,000
Stephen Stoneburn.................  None                                  Over $100,000
Clay T. Whitehead.................  None                                  Over $100,000

             SHARE OWNERSHIP TABLE -- INTERESTED DIRECTOR NOMINEES

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
Judy A. Rice                        None                                  Over $100,000
Robert F. Gunia...................  GIF: $1-$10,000                       Over $100,000
                                    HYF: $10,001-$50,000
                                    MSF -- New Jersey Money Market
                                    Series: $1-$10,000
                                    TRBF: $10,001-$50,000
                                    All other Funds: None

    None of the Independent Director nominees, or any member of their immediate families owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.

    The following table sets forth information describing the aggregate compensation paid by each Fund for each Fund's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2002 to each of the Directors of the Funds that are up for election, for his/her services:

                   COMPENSATION PAID TO INDEPENDENT DIRECTORS

                                                                                                         TOTAL 2002
                                                                   PENSION OR                           COMPENSATION
                                                              RETIREMENT BENEFITS      ESTIMATED        FROM FUND AND
NAME OF INDEPENDENT                AGGREGATE COMPENSATION      ACCRUED AS PART OF   ANNUAL BENEFITS   FUND COMPLEX PAID
DIRECTOR, POSITION(1)                  FROM EACH FUND            FUND EXPENSES      UPON RETIREMENT     TO DIRECTORS
---------------------           ----------------------------  --------------------  ---------------  -------------------
Stephen P. Munn -- Director     CMF                                   None               None        $118,000 (23/72)(2)
                                GIF
                                HYF
                                MBF
                                MSF
                                NMF
                                STBF
                                TRBF
Richard A. Redeker --           CMF                                   None               None        $120,500 (23/72)(2)
 Director                       GIF
                                HYF
                                MBF
                                MSF
                                NMF
                                STBF
                                TRBF

------------------------
(1) Interested Directors do not receive any compensation from the Companies or the Fund Complex.

(2) Indicates number of funds/portfolios in Fund Complex (including Fund) to which aggregate compensation relates. [The Fund Complex consists of 45 funds and 117 portfolios.]

    If elected, the directors will hold office generally without limit except that (a) any director may resign; (b) any director may be removed by the holders of not less than a majority of the Company's outstanding Shares entitled to be cast in the election of directors (and, in the case of CMF, MBF and MSF, by a vote of two-thirds of the directors); and (c) each Company's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining directors will fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders.

    The Board of each Company, which is currently composed of three Interested Directors and five Independent Directors, met four times during the twelve months ended December 31, 2002. Each incumbent director attended each of these meetings. It is expected that the directors will meet at least four times a year at regularly scheduled meetings.

    Each Company has an Audit Committee, which is composed entirely of independent directors, and normally meets four times a year, or as required, in conjunction with the meetings of the Board of Directors. Among other things, each Company's Audit Committee has the following responsibilities:

    - Recommending to the Board of Directors of each Company the selection, retention or termination, as appropriate, of the independent accountants of a Fund.

    - Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

    - Reviewing audited annual financial statements including any adjustments to those statements recommended by the independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.

    - Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

    - Generally acting as a liaison between the independent accountants and the Board of Directors.

    For each Company the members of the Audit and Nominating Committees are Delayne Dedrick Gold, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker and Louis A. Weil, III. During the twelve months ended December 31, 2002, the Audit Committee of each Company met four times.

    The firm of PricewaterhouseCoopers LLP (PwC), 1177 Avenue of the Americas, New York, NY 10036, is the independent accountant for each Fund. Each Company's audit committee recommended, and the Board of each Company (including a majority of the Independent Directors) approved, the selection of PwC as each Fund's independent accountant for the Fund's current fiscal year. Representatives of PwC are not expected to be present at the Meetings, however they will have the opportunity to make a statement if they so desire but will not be available during the Meeting to respond to appropriate questions.

AUDIT FEES

    The following aggregate fees were billed by PwC for professional services to the Funds in connection with the audit of each Fund's annual financial statements for each Fund's most recently completed fiscal year.

FUND                                                          AUDIT FEES
----                                                          ----------
CMF
  California Series.........................................
  California Income Series..................................
  California Money Market Series............................
GIF.........................................................
HYF.........................................................
MBF
  High Income Series........................................
  Insured Series............................................
MSF
  Florida Series............................................
  New Jersey Series.........................................
  New Jersey Money Market Series............................
  New York Series...........................................
  New York Money Market Series..............................
  Pennsylvania Series.......................................
NMF.........................................................
STBF
  Prudential Short-Term Corporate Bond Fund.................
  Dryden Ultra Short Bond Fund..............................        N/A
TRBF........................................................

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PwC billed no fees for professional services rendered to the Funds or to PI or any entity controlling, controlled by or under common control with PI that provides services to the Funds in connection with financial information systems design and implementation, for each Fund's most recently completed fiscal year, as indicated above.

ALL OTHER FEES

    The aggregate fees billed by PwC for services rendered to each Fund, PI, and any entity controlling, controlled by or under common control with the Funds' Manager that provides services to the Funds, amounted to approximately $ for the calendar year ended December 31, 2002.

    The Audit Committee of each Company has considered whether the services described above are compatible with PwC's independence.

    Nominating Committee members confer periodically and hold meetings as required. The responsibilities of each Company's Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become Independent Directors. [During the twelve months ended December 31, 2002, no Company's Nominating Committee met.] The Companies do not have compensation committees. A Company's Nominating Committee generally will not consider nominees recommended by Shareholders.

    Information about the number of Board and Committee meetings held during the most recent fiscal year for each Fund is included in Exhibit B. Information concerning Company officers is set forth in Exhibit C.

REQUIRED VOTE

    For each Company, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

       TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO, OR MAKE
              MATERIAL CHANGES TO, SUBADVISORY AGREEMENTS WITHOUT
                         OBTAINING SHAREHOLDER APPROVAL
                                 PROPOSAL NO. 2

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT DRYDEN ULTRA SHORT BOND FUND.

    The Board of each Company has approved, and recommends that shareholders approve, Proposal No. 2, which would permit PI to enter into subadvisory agreements with new subadvisers to the Fund and to make material amendments to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE EACH FUND. THIS NEW STRUCTURE WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO A FUND. Because Dryden Ultra Short Bond Fund already has a Manager-of-Managers structure, shareholders of that Fund do not have to vote on Proposals Nos. 2 and 3. Information concerning each Fund's current management arrangements, including a description of the Fund's current subadvisory agreement, is contained in Proposal No. 3. If shareholders approve Proposal No. 2 so that shareholder approval of new or amended subadvisory agreements is no longer required, the Directors of a Fund, including a majority of the Independent Directors, must continue to approve these agreements annually in order for them to take effect. On March 4, 2003, the Board of each Company, including the Independent Directors, discussed and approved Proposal No. 2 at an in-person meeting.

    Proposal No. 2 is being submitted to shareholders pursuant to the requirements of an exemptive order obtained by the Prudential Mutual Funds from the SEC in September 1996 (the Original Order). The Original Order grants relief to The Target Portfolio Trust (for which PI acts as a Manager-of-Managers) and other Prudential Mutual Funds from certain provisions of the 1940 Act and certain rules thereunder. Specifically, the Original Order permits PI to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an affiliated person (as defined in the 1940 Act) of PI. Among other things, the Original Order permits PI to enter into (1) a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), (2) an amendment to a subadvisory agreement, or (3) a new subadvisory agreement substituting a new subadviser for an old subadviser.

    The Funds plan to apply to the SEC for an amended order permitting them not to disclose the fee rates paid to specific subadvisers where a Fund employs more than one subadviser because that may permit PI to hire new subadvisers at lower fees. There can be no assurance that such an amended order would be granted by the SEC.

WHY SHAREHOLDER APPROVAL IS BEING SOUGHT

    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.

Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

    In conformity with Section 15 of the 1940 Act, each Fund currently is required to obtain shareholder approval of subadvisory agreements in the following situations:

    - (1) the employment of a new subadviser to replace an existing subadviser or (2) the allocation of a portion of its assets to an additional subadviser;

    - a material change in the terms of a subadvisory agreement; and

    - the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

    The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a Fund's Board, including its Independent Directors, although shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

DISCUSSION

    Under the "Manager-of-Managers" structure, each Fund would continue to employ PI, subject to the supervision of the Board, to manage or provide for the management of each Fund. PI could select one or more subadvisers to invest the assets of each Fund, subject to the review and approval of the Board of the respective Fund. (Currently, the selection of one or more subadvisers is subject to the approval of the Fund's shareholders, which is why Proposal No. 2 is being submitted to shareholders of the Funds.) PI would review each subadviser's performance on an ongoing basis. PI would continue to be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PI would continue to pay an advisory fee to each subadviser from each Fund's overall management fee. Each Board believes that requiring a Fund's shareholders to approve changes in subadvisers and subadvisory agreements (including continuation of subadvisory agreements that otherwise would have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PI and the Board have determined are necessary or desirable. Each Board believes that these expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if Proposal No. 2 is implemented.

    The kind of changes to subadvisory arrangements that could be effected without further shareholder approval if Proposal No. 2 is approved include:
(1) allocating a portion of a Fund's assets to one or more additional subadvisers; (2) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and
(3) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders. Each Board believes that PI can effect the types of subadvisory changes described above more efficiently, without sacrificing the quality of service to shareholders, if the Funds were permitted to operate in the manner described in Proposal No. 2. Each Board further believes that these gains in efficiency would ultimately benefit each Fund and its shareholders. Shareholders of many of the funds in the Prudential fund complex approved the same Manager-of-Managers structure for their funds several years ago.

    Although a Manager-of-Managers structure will be put into place for each Fund whose shareholders approve Proposal No. 2, the Fund will not employ new subadvisers pursuant to this structure unless and until PI and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations as to a Fund, PI intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards.

    Following shareholder approval of Proposal No. 2, PI will continue to be each Fund's investment manager. Each Board and PI, under the Board's supervision, will continue to monitor the nature and quality of the services provided by PIM and may, in the future, recommend additional subadvisers (apart from PIM) or the reallocation of assets among PIM and other subadvisers. If one or more new subadvisers are added to a Fund, PI will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%, subject to Board approval. The Manager-of-Managers structure that each Board is asking shareholders to approve will give the Boards and PI the flexibility to appoint additional subadvisers without shareholder approval, but it is possible that no new subadvisers will be added.

    If Proposal No. 2 is approved by a Fund's shareholders, those shareholders no longer would be entitled to approve the selection of a new subadviser or a material amendment to an existing subadvisory agreement. Instead, shareholders, within 90 days of the change, would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PI and each subadviser (unless the SEC permits information as to the rate of fees to be paid to subadvisers not to be disclosed) and would disclose subadviser changes or changes in subadvisory agreements.

    Each Board and PI have concluded that, through the information statement and adherence to the conditions outlined below, shareholders of each Fund would receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 2 is approved, amendments to the Management Agreement between PI and each Fund would remain subject to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although PI and each Board already generally may change the rate of fees payable by PI to a subadviser without shareholder approval, PI and the Board could not increase the rate of the management fees payable by a Fund to PI or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining shareholder approval.

    For these reasons, each Board believes that approval of Proposal No. 2 to permit PI and the Boards to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without shareholder approval is in the best interests of the shareholders of the Funds.

CONDITIONS

    A Fund will not rely on the Original Order to implement the Manager-of-Managers structure until all of the conditions set forth below have been met.

    The following are conditions for relief under the Original Order:

        1. PI will provide general management and administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

        2.  Before a Fund may operate in the manner described in Proposal
    No. 2, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or in the case of a new Fund of a Company whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offering of shares of such Fund to the public. [Approval of Proposal No. 2 would satisfy this condition with respect to a Fund.]

        3. A Fund will furnish to shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Funds will meet this condition by providing shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to shareholders of a Fund within a maximum of 90 days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement.

        4. A Fund will disclose in its prospectus the existence, substance and effect of the Original Order.

        5. No Director or officer of a Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or
    (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

        6. PI will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of a Fund or PI other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the shareholders of the Fund.

        7. At all times, a majority of the members of the Board of a Fund will be persons each of whom is an Independent Director of the Fund and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

        8. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated Subadviser derives an inappropriate advantage.

MATTERS CONSIDERED BY EACH BOARD

    At Board meetings held on March 4, 2003, each Board, including the Independent Directors, approved the submission to shareholders of Proposal No. 2 regarding the Manager-of-Managers structure. Prior to the meeting each Director received materials discussing this type of management structure. At the meeting, each Director attended a comprehensive presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. Each Board gave primary consideration to the fact that the rate of the management fee payable to PI would not change as a result of adopting a Manager-of-Managers structure and that the new structure would provide the potential for PI to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. Each Board also considered that PI had substantial experience in evaluating investment advisers and that PI would bring that experience to the task of evaluating the current subadviser for a Fund and any potential new subadviser. Each Board took into account the fact that PI could not, without the prior approval of the Board, including a majority of the Independent Directors: (1) appoint a new subadviser, (2) materially change the allocation of portfolio assets among subadvisers, or (3) make material amendments to existing subadvisory agreements. Each Board also took into account the fact that other funds managed by PI, including most of the funds marketed, distributed and operated similarly to the Funds, operate within this structure.

REQUIRED VOTE

    For each Fund, approval of this Proposal requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act to mean the lesser of (1) 67% of the shares represented at the Meeting if more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

               TO PERMIT AN AMENDMENT TO THE MANAGEMENT CONTRACT
                          BETWEEN PI AND EACH COMPANY
                                 PROPOSAL NO. 3

    THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT DRYDEN ULTRA SHORT BOND FUND.

    The Board of each Company, including the Independent Directors, has approved, and recommends that shareholders of the Funds approve, a proposal to amend the management agreement between PI and each Company (on behalf of each Fund) (the Amended Management Agreements). Because the material features of each Amended Management Agreement are substantially similar to each other, we have attached as Exhibit D to this proxy statement a form of the Amended Management Agreements applicable to each Fund. If approved at the Meeting, the Amended Management Agreements will supersede the existing Management Agreements (the Existing Management Agreements) between each Company and PI, respectively.

    The Amended Management Agreements are substantially similar to the Existing Management Agreements except with respect to the provisions relating to the Manager-of-Managers structure. THE RATE OF ADVISORY FEES PAYABLE BY EACH FUND TO PI WILL NOT CHANGE. The primary difference is that the Amended Management Agreements would permit PI, with Board approval, to allocate and reallocate a Fund's portfolio assets among subadvisers as PI deems appropriate. In addition, the Amended Management Agreements contain a provision permitting a Fund to indemnify the Manager in certain instances.

    If the Amended Management Agreement is approved with respect to your Fund, the Fund's existing subadvisory agreement between PI and PIM (the Existing PIM Subadvisory Agreement) will be amended to reflect the changes in the Amended Management Agreement. Therefore, in deciding whether to approve the Amended Management Agreement, you should consider that by voting for approval of the Amended Management Agreement with respect to your Fund, you are also voting to approve amending the existing PIM Subadvisory Agreement in order to permit PI, with Board approval, to allocate and reallocate your Fund's portfolio assets to and from PIM from 0% to 100% of your Fund's portfolio assets and to clarify that PIM's subadvisory fee will be based on the portfolio assets that it manages. EACH AMENDED PIM SUBADVISORY AGREEMENT WILL OTHERWISE BE SIMILAR IN ALL OTHER MATERIAL RESPECTS AS THE EXISTING PIM SUBADVISORY AGREEMENT, except as to the date of the Agreement. The Board of each Company, including the Independent Directors, has approved amending the existing PIM Subadvisory Agreement for each Fund. Because the material features of each Amended PIM Subadvisory Agreement are substantially similar to each other, we have attached as Exhibit E to this proxy statement a form of the Amended PIM Subadvisory Agreement applicable to all of the Funds. If the Amended Agreement is approved at the Meeting as to a Fund, the Amended PIM Subadvisory Agreement will supersede the Existing PIM Subadvisory Agreement between PI and PIM as to that Fund.

EXISTING PIM SUBADVISORY AGREEMENTS

    The Existing PIM Subadvisory Agreements provide that PIM will furnish investment advisory services in connection with the management of the Funds. In connection with those services, PIM is obligated to keep certain books and records of the Funds. Pursuant to the Existing Agreements, as well as under the Amended Agreements, PI continues to have responsibility for all investment advisory services.

    The table below lists the compensation paid by PI to PIM under the Existing PIM Subadvisory Agreements for the last fiscal year of each Fund, as well as the date of that Agreement and the date on which that Agreement was last submitted to shareholders for approval. Each such Agreement was most recently continued by the Board on [May 29, 2003].

                                           EXISTING PIM                DATE SUBADVISORY
                                            SUBADVISORY                   AGREEMENT                    FEE PAID TO PIM
                                             AGREEMENT                   SUBMITTED TO                (% OF AVERAGE DAILY
FUND                                           DATE                      SHAREHOLDERS                    NET ASSETS)
----                                ---------------------------   --------------------------   --------------------------------
CMF
  California Series...............           12/30/88                      12/8/88                           .25%
  California Income Series........           12/30/88                      12/8/88                           .25%
  California Money Market
    Series........................           12/30/88                      12/8/88                           .25%
GIF...............................            7/1/88                       2/25/88                 .25% up to $3 billion,
                                                                                                    .166% over $3 billion
HYF...............................            5/2/88                       4/28/88                .250% up to $250 million,
                                                                                                      .2256% of the next
                                                                                                        $500 million,
                                                                                                      .2025% of the next
                                                                                                        $750 million,
                                                                                                      .1806% of the next
                                                                                                        $500 million,
                                                                                               .160% of the next $500 million,
                                                                                                      .1406% of the next
                                                                                                        $500 million,
                                                                                                 and .1225% over $3 billion.
MBF
  High Income Series..............            3/1/88                       12/19/88                .25% up to $1 billion,
                                                                                                    .214% over $1 billion
  Insured Series..................            3/1/88                       12/19/88                .25% up to $1 billion,
                                                                                                    .214% over $1 billion
MSF
  Florida Series..................           12/30/88                      12/8/88                           .25%
  New Jersey Series...............           12/30/88                      12/8/88                           .25%
  New Jersey Money Market
    Series........................           12/30/88                      12/8/88                           .25%
  New York Series.................           12/30/88                      12/8/88                           .25%
  New York Money Market Series....           12/30/88                      12/8/88                           .25%
  Pennsylvania Series.............           12/30/88                      12/8/88                           .25%
NMF...............................            5/2/88                       4/28/88                .25% up to $250 million,
                                                                                               .226% of the next $250 million,
                                                                                               .203% of the next $500 million,
                                                                                               .181% of the next $250 million,
                                                                                               .160% of the next $250 million,
                                                                                                and .141% over $1.5 billion.
STBF
  Prudential Short-Term Corporate
    Bond Fund.....................            7/25/89                     [5/12/89]                          .20%
TRBF..............................            1/3/95                      [9/14/94]                          .25%

    The table beginning on page 24 lists the fees paid to PI by each Fund. The table below sets forth the total fees paid by PI to PIM for each Fund during its most recent fiscal year:

                                                              FISCAL YEAR   FEE RECEIVED
FUND                                                             ENDED         BY PIM
----                                                          -----------   ------------
CMF
  California Series.........................................    8/31/02      $  332,738
  California Income Series..................................    8/31/02         639,900
  California Money Market Series............................    8/31/02         694,364
GIF.........................................................    2/28/03       3,213,148
HYF.........................................................   12/31/02       4,242,224
MBF
  High Income Series........................................    4/30/03       1,996,495
  Insured Series............................................    4/30/03         861,938
MSF
  Florida Series............................................    8/31/02         237,123
  New Jersey Series.........................................    8/31/02         444,895
  New Jersey Money Market Series............................    8/31/02       1,123,993
  New York Series...........................................    8/31/02          59,042
  New York Money Market Series..............................    8/31/02         558,048
  Pennsylvania Series.......................................    8/31/02         411,325
NMF.........................................................   12/31/02       1,477,270
STBF
  Prudential Short-Term Corporate Bond Fund.................   12/31/02         388,102
  Dryden Ultra Short Bond Fund..............................   12/31/02             N/A
TRBF........................................................   12/31/02         909,000

    PIM currently advises the following mutual funds with investment objectives and policies similar to those of the Funds:

                                                   TOTAL NET
                                                  ASSETS AS OF            FEE RECEIVED
FUND                                                12-31-02                 BY PIM
----                                              ------------   -------------------------------
Cash Accumulation Trust
  Liquid Assets Fund............................  $449,767,311                 --*
  National Money Market Fund....................   299,092,770      .195% up to $1 billion,
                                                                        .169% of the next
                                                                         $500 million,
                                                                        .140% of the next
                                                                         $500 million,
                                                                   and .114% over $2 billion

Prudential Global Total Return Fund, Inc........  $223,607,235       .375% to $500 million
                                                                    .333% next $500 million
                                                                     .293% over $1 billion

------------------------

* PI reimburses PIM for its direct costs, excluding profit and overhead, incurred by PIM in furnishing services to PI.

    The table below lists the name and principal occupation of the principal executive officers and each director of PIM. The address of each person, unless otherwise noted, is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

NAME                               POSITION WITH PIM                 PRINCIPAL OCCUPATIONS
----                       ----------------------------------  ---------------------------------
John R. Strangfeld.......  Chairman of the Board, President,   Vice Chairman of Prudential
                           Chief Executive Officer and         Financial, Inc. (Prudential);
                           Director                            Chairman, Director and CEO of
                                                               Prudential Securities Group;
                                                               Director and President of
                                                               Prudential Asset Management
                                                               Holding Company; Director of
                                                               Jennison Associates LLC;
                                                               Executive Vice President of The
                                                               Prudential Insurance Company of
                                                               America.

Bernard Winograd.........  Director, President and CEO         Senior Vice President of The
                                                               Prudential Insurance Company of
                                                               America; Director of Jennison
                                                               Associates LLC; Director and Vice
                                                               President of Prudential Asset
                                                               Management Holding Company.

Matthew J. Chanin .......  Director and Senior Vice President  Director and President of
Gateway Center Four                                            Prudential Equity
100 Mulberry St.                                               Investors, Inc.; Chairman,
Newark, NJ 07102                                               Director and President of
                                                               Prudential Private Placement
                                                               Investors, Inc.

Dennis M. Kass ..........  Director and Vice President         Chairman, Director and CEO of
466 Lexington Ave.                                             Jennison Associates LLC; Director
18th floor                                                     of Prudential Trust Company.
New York, NY 10017

Philip N. Russo..........  Director                            Director of Jennison Associates
                                                               LLC; Executive Vice President,
                                                               Chief Financial Officer and
                                                               Treasurer, PI.

James J. Sullivan .......  Director, Vice President and        Chairman, Director, President and
Gateway Center Two         Managing Director                   CEO of Prudential Trust Company;
100 Mulberry St.                                               Director and President of The
Newark, NJ 07102                                               Prudential Asset Management
                                                               Company, Inc.

    As discussed above, if a Fund's shareholders approve this Proposal, the relevant Existing Management Agreement would be amended to provide that PI may reallocate Fund assets upon Board approval only and without further shareholder approval. This would mean, for example, that a Fund that has allocated 100% of its assets to one subadviser would be able to change the allocation to 50% to one subadviser and 50% to a second subadviser with Board approval but without seeking shareholder approval. (The Fund's Board could appoint the second unaffiliated subadviser with shareholder approval or, if Proposal No. 2 is approved, by Board action alone.) Alternatively, a Fund that has allocated 50% of its assets to subadviser #1 and 50% to subadviser #2 would be able to change the allocation to 75% of assets to subadviser #1 and 25% to subadviser #2 without seeking shareholder approval.

    Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment of a Fund may also be held by the other portfolio segment of that Fund or that the two subadvisers may simultaneously favor the same industry. PI will monitor each Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration or result in a violation of a Fund's diversification requirements. In addition, if one subadviser of a Fund buys a security at the same time that another Fund subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with an undivided portfolio and no such sale and purchase, but the Fund will have incurred additional costs. PI will consider these costs in determining the allocation of assets. PI will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, PI also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

    Below we provide additional information about the Amended Management Agreements and the Existing Management Agreements.

EXISTING MANAGEMENT AGREEMENTS

    The Funds are currently managed under Existing Management Agreements with PI, dated as shown in the following table.

    The following table shows the date that each Fund's Existing Management Agreement was most recently renewed by its Board, including a majority of the Independent Directors, and the date that each Existing Management Agreement was last approved by a vote of the Fund's shareholders.

                                                                                DATE AGREEMENT               DATE AGREEMENT
                                                                                MOST RECENTLY                MOST RECENTLY
                                                      DATE OF                      RENEWED                   SUBMITTED FOR
FUND                                             AGREEMENT WITH PI                 BY BOARD               SHAREHOLDER APPROVAL
----                                         --------------------------   --------------------------   --------------------------
CMF
  California Series........................           12/30/88                    [5-29-03]                     12/8/88
  California Income Series.................           12/30/88                    [5-29-03]                     12/8/88
  California Money Market Series...........           12/30/88                    [5-29-03]                     12/8/88
GIF........................................            7/1/88                     [5-29-03]                     2/25/88
HYF........................................            5/2/88                     [5-29-03]                     4/28/88
MBF
  High Income Series.......................            3/1/88                     [5-29-03]                     12/19/88
  Insured Series...........................            3/1/88                     [5-29-03]                     12/19/88
MSF
  Florida Series...........................           12/30/88                    [5-29-03]                     12/8/88
  New Jersey Series........................           12/30/88                    [5-29-03]                     12/8/88
  New Jersey Money Market Series...........           12/30/88                    [5-29-03]                     12/8/88
  New York Series..........................           12/30/88                    [5-29-03]                     12/8/88
  New York Money Market Series.............           12/30/88                    [5-29-03]                     12/8/88
  Pennsylvania Series......................           12/30/88                    [5-29-03]                     12/8/88
NMF........................................            5/2/88                     [5-29-03]                     4/28/88
STBF
  Prudential Short-Term Corporate Bond
    Fund...................................           7/25/89                     [5-29-03]                    [5/12/89]
TRBF.......................................            1/3/95                     [5-29-03]                    [9/14/94]

    PI serves as manager to the Funds and to almost all of the other investment companies that comprise the Prudential Mutual Funds. PI is organized in New York as a limited liability company. [As of December 31, 2002, PI managed and/or administered open-end and closed-end management investment companies with assets of approximately $86.1 billion.]

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCO), which is a wholly-owned subsidiary of Prudential Financial, Inc. The address of PI, PIFM HoldCo, Inc. and PAMHCO is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The address of Prudential Financial, Inc. is 751 Broad Street, Newark, NJ 07102.

    The table below lists the name and principal occupations of the principal executive officers of PI. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME                                            POSITION AND PRINCIPAL OCCUPATIONS
----                               ------------------------------------------------------------
Judy A. Rice.....................  Officer-In-Charge, President, Chief Executive Officer and
                                   Chief Operating Officer, PI
Robert F. Gunia .................  Executive Vice President and Chief Administrative Officer,
                                   PI; Vice President, The Prudential Insurance Company of
                                   America; President, PIMS
William V. Healey................  Executive Vice President, Chief Legal Officer and Secretary,
                                   PI; Vice President and Associate General Counsel, The
                                   Prudential Insurance Company of America; Senior Vice
                                   President, Chief Legal Officer and Secretary, PIMS
Kevin B. Osborn..................  Executive Vice President, PI
Philip N. Russo..................  Executive Vice President, Chief Financial Officer and
                                   Treasurer, PI; Director of Jennison Associates LLC
Lynn M. Waldvogel................  Executive Vice President, PI

    For its services, PI was paid as compensation the following amounts during each Fund's most recent fiscal year:

                                          FISCAL YEAR     TOTAL MANAGEMENT FEES AS %      MANAGEMENT
FUND                                         ENDED           OF AVERAGE NET ASSETS        FEES PAID
----                                      -----------   -------------------------------   ----------
CMF
  California Series.....................    8/31/02                  .50%                 $  665,475
  California Money Market Series........    8/31/02                  .50%                  1,279,800
  California Income Series..............    8/31/02                  .50%                  1,388,727
GIF.....................................    2/28/03         .50% up to $3 billion,         6,426,296
                                                             .35% over $3 billion
HYF.....................................   12/31/02      .50% of up to $250 million,       9,293,686
                                                               .475% of the next
                                                                $500 million,
                                                        .45% of the next $750 million,
                                                               .425% of the next
                                                                $500 million,
                                                        .40% of the next $500 million,
                                                               .375% of the next
                                                                $500 million,
                                                             .35% over $3 billion
MBF
  High Income Series....................    4/30/03         .50% up to $1 billion,         3,992,990
                                                             .45% over $1 billion
  Insured Series........................    4/30/03         .50% up to $1 billion,         1,723,876
                                                             .45% over $1 billion
MSF
  Florida Series........................    8/31/02                  .50%                    474,246
  New Jersey Series.....................    8/31/02                  .50%                    889,789
  New Jersey Money Market Series........    8/31/02                  .50%                  2,247,986
  New York Series.......................    8/31/02                  .50%                  1,118,083
  New York Money Market Series..........    8/31/02                  .50%                  1,116,096
  Pennsylvania Series...................    8/31/02                  .50%                    822,649
NMF.....................................   12/31/02        .50% up to $250 million,        3,078,101
                                                               .475% of the next
                                                                $250 million,
                                                        .45% of the next $500 million,
                                                               .425% of the next
                                                                $250 million,
                                                        .40% of the next $250 million,
                                                           .375% over $1.5 billion
STBF
  Prudential Short-Term Corporate Bond
    Fund................................   12/31/02                  .40%                    776,204
TRBF....................................   12/31/02                  .50%                  1,818,120

                           AMOUNTS PAID TO AFFILIATES

THE DISTRIBUTOR

    PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Funds bear the expense of distribution and service (12b-1) fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For their most recently completed fiscal years, PIMS received distribution and service fees from the Funds as follows.

                                             CLASS A      Class B     Class C
                                 FISCAL       12b-1        12b-1       12b-1
FUND                           YEAR ENDED      Fees         Fees        Fees
----                           ----------   ----------   ----------   --------
CMF
  California Series..........     8/31/02   $  256,071   $  130,552   $ 13,332
  California Income Series...     8/31/02      422,989      364,320     68,913
  California Money Market
    Series...................     8/31/02      347,182          N/A        N/A
GIF..........................     2/28/03    2,475,045    1,514,867    188,757
HYF..........................    12/31/02    3,015,121    5,400,919    543,796
MBF
  High Income Series.........     4/30/03    1,241,494    1,320,334    203,408
  Insured Series.............     4/30/03      681,521      290,014     56,694
MSF
  Florida Series.............     8/31/02      161,503      117,150     43,544
  New Jersey Series..........     8/31/02      343,789      178,717     30,755
  New Jersey Money Market
    Series...................     8/31/02      279,024           --         --
  New York Series............     8/31/02      455,779      179,637     22,443
  New York Money Market
    Series...................     8/31/02      561,997           --         --
  Pennsylvania Series........     8/31/02      309,927      198,368      6,641
NMF..........................    12/31/02    1,460,591      245,483     42,817
STBF                                                                        --
  Prudential Short-Term
    Corporate Bond Fund......    12/31/02      227,841      394,274    236,950
TRBF.........................    12/31/02      252,000    1,917,000    145,000

    PIMS also generally receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Funds that it received the following front-end sales charges during the Funds' most recently completed fiscal years, as indicated above.

                                                     CLASS A         CLASS C
FUND                                              SALES CHARGES   SALES CHARGES
----                                              -------------   -------------
CMF
  California Series.............................    $ 65,400        $  7,700
  California Income Series......................          --              --
  California Money Market Series................     156,500          20,000
GIF.............................................     534,100         108,700
HYF.............................................     471,000         141,000
MBF
  High Income Series............................         N/A             N/A
  Insured Series................................         N/A             N/A
MSF
  Florida Series................................      25,300           5,800
  New Jersey Series.............................      44,100          19,900
  New Jersey Money Market Series................          --              --
  New York Series...............................      47,900           7,200
  New York Money Market Series..................          --              --
  Pennsylvania Series...........................      48,100           5,500
NMF.............................................     128,000          19,600
STBF
  Prudential Short-Term Corporate Bond Fund.....     294,100         215,300
  Dryden Ultra Short Bond Fund..................          --              --
TRBF............................................     238,800          36,000

    PIMS also received approximately the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by certain Class B and Class C shareholders of the Funds for their most recently completed fiscal years, as indicated above.

                                                       CLASS B     CLASS C
FUND                                                    CDSCS       CDSCS
----                                                  ----------   --------
CMF
  California Series.................................  $   51,300   $ 2,900
  California Income Series..........................          --        --
  California Money Market Series....................     206,700     3,900
GIF.................................................     416,200    46,000
HYF.................................................   1,434,000    35,000
MBF
  High Income Series................................         N/A       N/A
  Insured Series....................................         N/A       N/A
MSF
  Florida Series....................................      58,000     2,300
  New Jersey Series.................................      33,400       700
  New Jersey Money Market Series....................          --        --
  New York Series...................................      49,600     3,100
  New York Money Market Series......................          --        --
  Pennsylvania Series...............................      40,200     2,000
NMF.................................................      50,800     4,700
STBF
  Prudential Short-Term Corporate Bond Fund.........     125,800    59,000
  Dryden Ultra Short Bond Fund......................          --        --
TRBF................................................     386,800    11,000

THE TRANSFER AGENT

    The Funds' transfer agent, Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, is a wholly-owned subsidiary of PI. PMFS received approximately the following fees for its services to the Funds for each Fund's most recently completed fiscal year, as indicated above.

                                                              TRANSFER AGENT
FUND                                                               FEES
----                                                          --------------
CMF
  California Series.........................................    $   36,600
  California Income Series..................................        43,000
  California Money Market Series............................        57,700
GIF.........................................................     1,657,000
HYF.........................................................     2,412,000
MBF
  High Income Series........................................       250,900
  Insured Series............................................       128,100
MSF
  Florida Series............................................        24,000
  New Jersey Series.........................................        60,000
  New Jersey Money Market Series............................        49,000
  New York Series...........................................        92,000
  New York Money Market Series..............................        78,000
  Pennsylvania Series.......................................        97,000
NMF.........................................................       323,800
STBF
  Prudential Short-Term Corporate Bond Fund.................       196,200
TRBF........................................................       629,800

COMMISSIONS PAID TO PRUDENTIAL SECURITIES INCORPORATED

    Prudential Securities Incorporated (PSI), One Seaport Plaza, New York, New York 10292, is a wholly-owned subsidiary of Prudential Financial, Inc. None of the Funds paid any commissions to PSI during each Fund's most recently completed fiscal year.

AMENDED MANAGEMENT AGREEMENTS

    Pursuant to the Existing Management Agreements, PI, subject to the supervision of the Funds' Boards, and in conformity with the investment policies and restrictions of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities or other assets. Under the Amended Management Agreements, PI may delegate the subadvisory function to one or more than one subadviser. As discussed in Proposal No. 2 above, PI would like the ability to manage in a "Manager-of-Managers" style in which PI would, among other things, (i) continually evaluate the performance of the subadvisers to each Fund through qualitative and quantitative analysis and consultations with each subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Under the Amended Management Agreements, PI must keep certain books and records of each Fund. PI also would administer each Fund's business affairs and furnish appropriate office facilities, together with ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian and PMFS, the Funds' transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Directors of the Funds without compensation.

    A model Amended Management Agreement under which PI would provide management services to the Funds is attached as Exhibit D to this proxy statement. In brief, the Amended Management Agreement provides that:

    - PI will administer a Fund's business affairs and supervise the Fund's investments. Subject to Board approval, PI may select and employ one or more subadvisers for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;

    - Subject to Board approval, PI may reallocate a Fund's assets among subadvisers;

    - PI (or a subadviser, acting under PI's supervision) will select brokers to effect trades for a Fund, and may pay a higher commission to a broker that provides bona fide research services;

    - PI will pay the salaries and expenses of any employee or officer of a Fund (other than the fees and expenses of the Fund's Independent Directors). Otherwise, the Fund pays its own expenses;

    - For each Fund, PI will be paid at the same advisory fee rate as is currently charged to each such Fund under the Existing Management Agreements; and

    - Each Fund will indemnify PI for all liabilities, costs and expenses incurred by PI in any action or proceeding arising out of the performance of its duties under the Amended Management Agreement. But PI will not be indemnified for any liability to the Fund or its shareholders to which it would otherwise be subject due to gross negligence in or reckless disregard of its duties under the Amended Management Agreement.

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the Amended Management Agreements to shareholders was approved by the Board of each Company, including the Independent Directors, on March 4, 2003. The Board Members received materials relating to the Amended Management Agreements in advance of the meeting at which these Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of fees will not change and that the terms of the Amended Management Agreements were substantially similar to the Existing Management Agreements, except that, under the Amended Management Agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. Each Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the Funds to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board gave strong consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the Funds in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the Funds to the advisory structure already in place for other mutual funds in the Prudential Mutual Fund family, and would place the Fund on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors, each Board concluded that adopting Proposal No. 3 is reasonable, fair and in the best interests of each Fund and its shareholders.

REQUIRED VOTE

    For each Fund, approval of this Proposal requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                  TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES

                                 PROPOSAL NO. 4

THIS PROPOSAL APPLIES TO ALL FUNDS, EXCEPT DRYDEN ULTRA SHORT BOND FUND.

BACKGROUND

    The Board of each Company has approved, and recommends that shareholders of each Fund approve, the amendment of certain fundamental investment restrictions and policies of each Fund. Dryden Ultra Short Bond Fund already has adopted fundamental investment restrictions and policies similar to the proposed uniform restrictions discussed below. Therefore, shareholders of this Fund do not need to vote on this Proposal.

    Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to:
(a) provide the Fund's Manager and subadviser(s) with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program (TRBF already has some ability to engage in these programs but, if the proposed restrictions are approved by shareholders, its policies would be made uniform with those of other Prudential Mutual Funds); and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the Manager's and Subadviser's strategy to pursue your Fund's investment objective.

    RISKS: The proposed fundamental investment limitations are intended to provide each Fund's Manager and subadviser(s) with flexibility in pursuing each Fund's investment objective to respond to future investment opportunities, as well as to clarify existing fundamental restrictions or to provide uniformity among the Funds' policies. Generally, however, the proposed changes are not expected to modify the way each Fund is currently managed. Certain specific risks associated with each proposed fundamental investment limitation are described below, however, the Manager does not anticipate that the proposed changes, individually or in the aggregate, will materially change either the level or nature of risk associated with investing in each Fund. If adopted, each Fund will interpret the new restrictions in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

    The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. PI would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds since it will be easier for the Funds' Manager and subadviser(s) to monitor compliance issues relating to the Funds if they have uniform investment restrictions.

    The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

    - diversification

    - issuing senior securities

    - borrowing money, including the purpose for which the proceeds will be used

    - underwriting securities of other issuers

    - concentrating investments in a particular industry or group of industries

    - purchasing or selling real estate or commodities

    - making loans

    In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. As discussed below, the Board of each Fund recommends that some of those restrictions be amended.

SPECIFIC RECOMMENDATIONS

    The Board of each Fund has approved the adoption of a uniform set of fundamental investment restrictions. Each Fund's current fundamental investment restrictions appear in that Fund's Statement of Additional Information. In addition to variations among the Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective or, with respect to other Funds, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. The table appearing at the end of this Proposal provides a list of your Fund's current fundamental investment restrictions and the proposed revisions to those restrictions.

    The proposed uniform fundamental investment restrictions and policies are as follows (the information in brackets is explanatory and is not part of the restrictions):

        The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or
    (ii) more than 50% of outstanding voting shares of the Fund.

        The Fund may not:

    (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

    (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors/Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    (7) The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

        [For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

        For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

        Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.]

PROPOSAL 4(a): FUND DIVERSIFICATION

    The Funds (other than Florida Series and New Jersey Money Market Series of
MSF) are operated as diversified investment companies under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of an issuer's outstanding voting securities.

    The proposed amendment would restrict such a Fund from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified management company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note that indicates what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

    RECOMMENDATION: To provide flexibility as laws change or relief is obtained from the SEC or its Staff, while also requiring these Funds to comply with the currently applicable definition of a "diversified" investment company, the Board of each such Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

The following note accompanies this investment restriction:

       For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

PROPOSAL 4(b): ISSUING SENIOR SECURITIES, BORROWING MONEY OR PLEDGING ASSETS

    The Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary.

    The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. None of the Funds currently has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

    Under the proposed investment restriction, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. Notwithstanding the increased flexibility under the proposed restriction, the Funds do not intend to change their investment practices at this time. In addition, under the proposed investment restriction, the Fund would not be precluded from lending to and borrowing from other Prudential Mutual Funds if the SEC staff grants exemptive relief which would permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program. If the Fund obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income. With respect to TRBF, which has the capability to engage in some of these transactions, this will increase the Fund's flexibility and conform its policies to that of the other Funds, in connection with borrowing money or pledging its assets.

    RISKS: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Funds intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Directors.

    If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    The purchase and sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions and similar transactions and arrangements involve costs and risks. For example, the Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

    RECOMMENDATION: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Directors/Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The following note accompanies this investment restriction:

       If the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

PROPOSAL 4(c): BUYING AND SELLING REAL ESTATE

    None of the Funds is permitted to buy or sell real estate and NMF and HYF may not invest in real estate mortgage loans. However, each of the Funds is permitted to invest in real estate-related securities to a certain extent. For example, all of the Funds are premitted to invest in securities (with respect to NMF, municipal bonds or notes) which are secured by real esate. CMF, GIF, MBF, MSF, STBF and TRBF may invest in securities of companies which invest or deal in real estate. HYF may purchase marketable securities of issuers which engage in real estate operations. STCBF and TRBF may each invest in publicly traded securities of real estate investment trusts, but not in real estate limited partnerships which are not readily marketable. STCBF may also invest in mortgage-backed securities and securities collateralized by mortgages.

    The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner. Notwithstanding the increased flexibility under the proposed restriction, the Funds do not intend to change their investment practices at this time.

    RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

    RECOMMENDATION: To clarify the Fund's investment restriction with respect to investments in real estate and real estate-related securities, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

PROPOSAL 4(d): BUYING AND SELLING COMMODITIES AND COMMODITY CONTRACTS

    None of the funds is permitted to buy or sell commodities or commodity contracts. NMF, MBF, HYF, GIF, Short-Term Corporate Bond Fund of STBF, all Funds of CMF and all Funds of MSF are permitted to invest in financial futures contracts and options thereon (except the California Money Market Series of CMF and the New York Money Market Series and New Jersey Money Market Series of MSF). TRBF has a similar prohibition, but notes that for purposes of the restriction, futures contracts on securities, currencies and on securities or financial indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts. California Money Market Series, New Jersey Money Market Series, and New York Money Market Series are not permitted to invest in financial futures contracts and related investment types because of current regulations.

    The proposed investment restriction confirms that each Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts and similar types of instruments. If your Fund intends to utilize financial futures contracts, options on financial futures contracts or forward currency exchange contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.

    Because the uniform restriction relating to commodities and commodities contracts would not prohibit investment in financial futures contracts and related investment types, those funds for which such investments are not appropriate because of current regulations (California Money Market Series, New Jersey Money Market Series and New York Money Market Series) will limit their investment activities to remain in compliance with applicable regulations. However, these funds will have the flexibility to change their respective policy in the future in the event of future changes in regulations.

    If the proposed investment restriction is approved as to a Fund, that Fund's restriction, if any, prohibiting the Fund from investing in interests in oil, gas or other mineral exploration or development programs, will be eliminated.

    RISKS: Financial futures contracts, options on financial futures contracts and similar types of instruments and forward currency exchange contracts may be used by a Fund as a hedging device or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on a securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, even correct forecast of currency rates, market trends or international political trends by your Fund's investment adviser does not assume a successful hedging transaction.

    In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

    Successful use of futures contracts, options on futures contracts and forward currency exchange contracts and similar types of instruments by a Fund is subject to the ability of an investment adviser to predict correctly movements in the direction of interest and foreign currency rates and markets generally. If the investment adviser's expectations are not met, the Fund may be in a worse position than if the strategy had not been pursued.

    RECOMMENDATION: In order to clarify and provide uniformity among the Funds' restrictions applicable to investments in commodities and commodity contracts, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PROPOSAL 4(e): FUND CONCENTRATION

    All of the Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite in its registration statement its policy regarding concentration. If a Fund has a policy not to "concentrate", this means that, except for temporary defensive purposes, less than 25% of the Fund's net assets will be invested in the securities of issuers in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The proposed amendment is not intended to change a Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among the Funds and the other Prudential Mutual Funds having a policy not to concentrate their investments.

    RISKS: Although the Funds do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

    RECOMMENDATION: The Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PROPOSAL 4(f): MAKING LOANS

    The current lending policy of the Funds varies. For example, GIF, MBF, Short-Term Corporate Bond Fund of STBF, TRBF, and HYF are permitted to lend securities. TRBF also allows for loans otherwise permitted by exemptive order of the SEC. HYF is also permitted to make loans through the purchase of debt obligations, as is NMF. HYF is also permitted to make loans through purchase of bank debt (i.e., loan participations). CMF and MSF are not permitted to make loans except through repurchase agreements, as discussed below.

    Each Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of your Fund's investment program. A Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

    The Funds have established a securities lending program where they use a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by a Fund. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.

    In recognition of the fact that the Funds do make loans of assets, the revised investment policy is intended to eliminate the differing investment restrictions applicable to the various Funds, and replace it with a uniform policy applicable to all Funds that permits making loans to the extent permitted by applicable laws and regulations. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would not prevent a Fund's purchase of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new policy would not preclude Funds from lending money to the other Prudential Mutual Funds, as explained in Proposal 4(b). The new investment policy would also allow a Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans. With respect to TRBF, the Fund has the capability to engage in some of these transactions and will conform its lending policy to that of the other Funds.

    RISKS: Where a Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

    In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

    RECOMMENDATION: In order to provide uniformity among the Funds' policies applicable to making loans, including allowing the Funds to implement their securities lending program as described above, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment policy:

       The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

PROPOSAL 4(g): OTHER INVESTMENT RESTRICTIONS

    Certain Funds have adopted additional fundamental investment restrictions which were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to these Funds.

    To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to these Funds, the Board of each such Fund proposes that all investment restrictions and policies of each such Fund, apart from its investment objective and other than those listed in Proposals No. 4(a) through 4(f), and each Fund's current fundamental restriction on underwriting, be designated as non-fundamental or be eliminated. The specific investment restrictions and policies affected by Proposal No. 4 are identified in the table below. If shareholders of a Fund approve Proposal No. 4(g), all of the Fund's investment restrictions and policies (apart from its investment objective, those restrictions listed in Proposals No. 4(a) through 4(f) and each Fund's current fundamental restriction on underwriting will be non-fundamental or eliminated as indicated in the table below. If shareholders of a Fund reject Proposal
No. 4(g), the Fund's additional current fundamental investment restrictions will remain fundamental.

    If designated non-fundamental, such investment restriction or policy could be changed by the Board of Directors without shareholder approval, although shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the implementation of the change. Apart from the restrictions described in the paragraphs below, there is no current intention to make any material changes in any of the investment restrictions of each such Fund that will be designated non-fundamental. Some of these restrictions will be restated without substantively changing the restriction. All of these changes are indicated in the table below.

    Currently, under the 1940 Act, a Fund may invest in securites of other investment companies subject to certain limitations. The Funds have obtained an exemptive order from the SEC that allows each Fund greater flexibility to invest in securities of other investment companies -- up to 25% of each Fund's assets in shares of affiliated mutual funds. Such investment would be made to facilitate your Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Each Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. If shareholders approve the designation of a Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that such Fund's Board will amend the investment restriction to implement the cash management strategy permitted by the SEC relief. This investment restriction with respect to TRBF has already been amended to implement the cash management strategy and may be further amended in the future for consistency with the other Funds.

    Currently, GIF has a fundamental investment restriction that states that it may only write and purchase put and call options related to U.S. Government securities. If this proposal is adopted, this limitation will be eliminated and the Fund will have the ability to invest in options unrelated to U.S. Government securities, to the same extent as the other Funds. In addition, the Fund will be able to invest in other types of instruments that are the economic equivalent of options, also unrelated to U.S. Government securities, such as options on swaps and credit default swaps, which are discussed below. If the Fund adopts such a policy, the Fund may be subject to increased risks that are not present with options on U.S. Government securities, which are considered among the most creditworthy of fixed-income investments. For example, the Fund may be subject to heightened risk of share price volatility, counterparty default.

    High Income Series and Insured Series of MBF currently have a fundamental investment restriction limiting their investments in puts, calls or combinations of these types of investments to certain puts and options on futures contracts. If this proposal is adopted, this limitation will become non-fundamental and the Funds will also have the ability to invest in options on swaps and, with respect to the High Income Series, credit default swaps. These investment types are discussed in the paragraphs below.

    An option on a swap is a contract that gives a counterparty the right (but not the obligation) to enter into a new or modify an existing swap agreement, at some designated future time on specified terms. Whether a fund is successful as a buyer or seller of options on swaps (or credit default swaps), depends on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and involves, among other things, illiquidity risks and risk of counterparty default. A fund will generally incur a greater degree of risk when it sells a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire unexercised. When a fund sells a swap option, upon exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

    In a credit default swap transaction, the buyer is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation (even if the reference obligation has little or no value) in exchange for the reference obligation. If a fund is a buyer and no event of default occurs, the fund will lose its investment and recover nothing. Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. If a fund purchases credit default swaps in order to hedge against the risk of default of debt securities they hold, it would involve, among other things, the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation.

                       PROPOSED AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES

    The following chart compares each Fund's fundamental investment restrictions and policies as they currently exist to the proposed amended provisions.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
PRUDENTIAL CALIFORNIA MUNICIPAL FUND

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
A series may not: Purchase securities on
margin (but the series may obtain such
short-term credits as may be necessary for
the clearance of transactions. For the
purpose of this restriction, the deposit or
payment by the California Series or the
California Income Series of initial or
maintenance margin in connection with
futures contracts or related options
transactions is not considered the purchase
of a security on margin).

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
A series may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         A series may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
A series may not may not: Issue senior             permitted by the Investment Company Act of
securities, borrow money or pledge its             1940, and the rules and regulations
assets, except that the series may borrow up       promulgated thereunder, as each may be
to 33 1/3% of the value of its total assets        amended from time to time, exemptive order,
(calculated when the loan is made) for             SEC release, no-action letter or similar
temporary, extraordinary or emergency              relief or interpretations (collectively, the
purposes or for the clearance of                   "1940 Act Laws, Interpretations and
transactions. The series may pledge up to          Exemptions"). For purposes of this
33 1/3% of the value of its total assets to        restriction, the purchase or sale of
secure such borrowings. A series will not          securities on a when-issued or delayed
purchase portfolio securities if its               delivery basis, reverse repurchase
borrowings exceed 5% of its assets. For            agreements, dollar rolls, short sales,
purposes of this restriction, the preference       derivative and hedging transactions such as
as to shares of a series in liquidation and        interest rate swap transactions, and
as to dividends over all other series of the       collateral arrangements with respect
Fund with respect to assets specifically           thereto, and transactions similar to any of
allocated to that series, the purchase and         the foregoing, and collateral arrangements
sale of futures contracts and related              with respect thereto, and obligations of the
options, collateral arrangements with              Trust to Trustees pursuant to deferred
respect to margin for futures contracts and        compensation arrangements are not deemed to
the writing of related options by the              be a pledge of assets or the issuance of a
California Series or the California Income         senior security.
Series and obligations of the Fund to
Trustees pursuant to deferred compensation
arrangements, are not deemed to be a pledge
of assets or the issuance of a senior
security.

DIVERSIFICATION                                    A series may not: Purchase the securities of
A series may not: Purchase any security if         any issuer if, as a result, the series would
as a                                               fail to be a

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
result, with respect to 75% of its total           diversified company within the meaning of
assets, more than 5% of its total assets           the 1940 Act Laws, Interpretations and
would be invested in the securities of any         Exemptions.
one issuer (provided that this restriction
shall not apply to obligations issued or
guaranteed as to principal and interest by
the U.S. government or its agencies or
instrumentalities).

BUYING OR SELLING REAL ESTATE OR INTERESTS         A series may not: Buy or sell physical
IN REAL ESTATE; BUYING OR SELLING                  commodities or contracts involving physical
COMMODITIES OR COMMODITY CONTRACTS                 commodities. A series may purchase and sell
A series may not: Buy or sell commodities or       (i) derivative, hedging and similar
commodity contracts, or real estate or             instruments such as financial futures and
interests in real estate, although it may          options thereon, and (ii) securities or
purchase and sell financial futures                instruments backed by, or the return from
contracts and related options, securities          which is linked to, physical commodities or
which are secured by real estate and               currencies, such as forward currency
securities of companies which invest or deal       exchange contracts, and a series may
in real estate. The California Money Market        exercise rights relating to such
Series may not purchase and sell financial         instruments, including the right to enforce
futures contracts and related options.             security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   series' ownership of instruments supported
                                                   or secured thereby until they can be
                                                   liquidated in an orderly manner.
                                                   A series may not: Buy or sell real estate,
                                                   except that investment in securities of
                                                   issuers that invest in real estate and
                                                   investments in mortgage-backed securities,
                                                   mortgage participations or other instruments
                                                   supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the series may exercise
                                                   rights relating to such securities,
                                                   including the right to enforce security
                                                   interests and to hold real estate acquired
                                                   by reason of such enforcement until that
                                                   real estate can be liquidated in an orderly
                                                   manner.

ACTING AS AN UNDERWRITER                           No change.
A series may not: Act as underwriter, except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
A series may not: Invest in interests in
oil, gas or other mineral exploration or
development programs.

MAKING LOANS                                       A series may make loans, including loans of
A series may not: Make loans, except through       assets of the series, repurchase agreements,
repurchase agreements.                             trade claims, loan participations or similar
                                                   investments,

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   or as permitted by the 1940 Act Laws,
                                                   Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the series investment
                                                   objective.

(CALIFORNIA INCOME SERIES)                         The California Income Series may not
The California Income Series may not               purchase securities (other than municipal
purchase securities (other than municipal          obligations and obligations guaranteed as to
obligations and obligations guaranteed as to       principal and interest by the
principal and interest by the U.S.                 U.S. government or its agencies or
government or its agencies or                      instrumentalities) if, as a result of such
instrumentalities) if, as a result of such         purchase, 25% or more of the total assets of
purchase, 25% or more of the total assets of       the Series (taken at current market value)
the Series (taken at current market value)         would be invested in any one industry,
would be invested in any one industry.             except for temporary defensive purposes.

PRUDENTIAL GOVERNMENT INCOME FUND, INC.

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions); the deposit or
payment by the Fund of initial or variation
margin in connection with interest rate
futures contracts or related options
transactions is not considered the purchase
of a security on margin.

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position,
except short sales "against the box."

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940, and the rules and regulations
that the Fund may borrow up to 20% of the          promulgated thereunder, as each may be
value of its total assets (calculated when         amended from time to time, exemptive order,
the loan is made) for temporary,                   SEC release, no-action letter or similar
extraordinary or emergency purposes or for         relief or interpretations (collectively, the
the clearance of transactions. The Fund may        "1940 Act Laws, Interpretations and
pledge up to 20% of the value of its total         Exemptions"). For purposes of this
assets to secure such borrowings. For              restriction, the purchase or sale of
purposes of this restriction, the purchase         securities on a when-issued or delayed
or sale of securities on a when-issued or          delivery basis, reverse repurchase
delayed delivery basis, collateral                 agreements, dollar rolls, short sales,
arrangements                                       derivative and hedging transactions such as

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
with respect to interest rate swap                 interest rate swap transactions, and
transactions, reverse repurchase agreements        collateral arrangements with respect
or dollar roll transactions or the writing         thereto, and transactions similar to any of
of options on debt securities or on interest       the foregoing, and collateral arrangements
rate futures contracts or other financial          with respect thereto, and obligations of the
futures contracts are not deemed to be a           Fund to Directors pursuant to deferred
pledge of assets and neither such                  compensation arrangements are not deemed to
arrangements, nor the purchase or sale of          be a pledge of assets or the issuance of a
interest rate futures contracts or other           senior security.
financial futures contracts or the purchase
or sale of related options, nor obligations
of the Fund to Directors pursuant to
deferred compensation arrangements are
deemed to be the issuance of a senior
security.

DIVERSIFICATION; CONCENTRATION                     The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the 1940 Act Laws,
instrumentalities) if as a result: (i) with        Interpretations and Exemptions.
respect to 75% of the Fund's total assets,
more than 5% of the Fund's total assets
(determined at the time of investment) would
then be invested in securities of a single
issuer or (ii) 25% or more of the Fund's
total assets (determined at the time of
investment) would be invested in a single
industry.

The Fund may not: Purchase any security if         The Fund may not: Purchase any security if
as a result the Fund would then hold more          as a result more than 25% of the Fund's
than 10% of the outstanding voting                 total assets would be invested in the
securities of an issuer.                           securities of issuers having their principal
                                                   business activities in the same industry,
                                                   except for temporary defensive purposes, and
                                                   except that this limitation does not apply
                                                   to securities issued or guaranteed by the
                                                   U.S. government, its agencies or
                                                   instrumentalities.

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS; REAL ESTATE                             commodities or contracts involving physical
The Fund may not: Buy or sell commodities or       commodities. The Fund may purchase and sell
commodity contracts or real estate or              (i) derivative, hedging and similar
interests in real estate, except it may            instruments such as financial futures and
purchase and sell securities which are             options thereon, and (ii) securities or
secured by real estate, securities of              instruments backed by, or the return from
companies which invest or deal in real             which is linked to, physical commodities or
estate, interest rate futures contracts and        currencies, such as forward currency
other financial futures contracts and              exchange contracts, and the Fund may
options thereon.                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   liquidated in an orderly manner.

                                                   The Fund may not: Buy or sell real estate,
                                                   except that investment in securities of
                                                   issuers that invest in real estate and
                                                   investments in mortgage-backed securities,
                                                   mortgage participations or other instruments
                                                   supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter, except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other registered investment companies,
except by purchases in the open market
involving only customary brokerage
commissions and as a result of which not
more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities, or except as
part of a merger, consolidation or other
acquisition.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(i) repurchase agreements and (ii) loans of        trade claims, loan participations or similar
portfolio securities (limited to 30% of the        investments, or as permitted by the 1940 Act
Fund's total assets).                              Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   similar to any of the foregoing will not be
                                                   considered the making of a loan, and is
                                                   permitted if consistent with the Fund's
                                                   investment objective.

WARRANTS                                           This restriction will not change, but will
The Fund may not: Purchase warrants if as a        become non-fundamental.
result the Fund would then have more than 5%
of its total assets (determined at the time
of investment) invested in warrants.

PUT AND CALL OPTIONS                               This restriction will be eliminated.
The Fund may not: Write, purchase or sell
puts, calls or combinations thereof, or
purchase or sell futures contracts or
related options, except that the Fund may
write put and call options on U.S.
Government securities, purchase put and call
options on U.S. Government securities and
purchase or sell interest rate futures
contracts and other financial futures
contracts and related options.

PRUDENTIAL HIGH YIELD FUND, INC.

DIVERSIFICATION                                    The Fund may not: Purchase the securities of
The Fund may not: Invest more than 5% of the       any issuer if, as a result, the Fund would
market or other fair value of its total            fail to be a diversified company within the
assets in the securities of any one issuer         meaning of the Investment Company Act of
(other than obligations of, or guaranteed          1940, and the rules and regulations
by, the United States Government, its              promulgated thereunder, as each may be
agencies or instrumentalities).                    amended from time to time, by exemptive
                                                   order, SEC release, no-action letter or
The Fund may not: Purchase more than 10% of        similar relief or interpretations
the voting securities of any issuer.               (collectively, the "1940 Act Laws,
                                                   Interpretations and Exemptions").

CONCENTRATION                                      The Fund may not: Purchase any security if
The Fund may not: Invest more than 25% of          as a result more than 25% of the Fund's
the market or other fair value of its total        total assets would be invested in the
assets in the securities of issuers, all of        securities of issuers having their principal
which conduct their principal business             business activities in the same industry,
activities in the same industry. For               except for temporary defensive purposes, and
purposes of this restriction, gas, electric        except that this limitation does not apply
water and telephone utilities will each be         to securities issued or guaranteed by the
treated as being a separate industry. This         U.S. government, its agencies or
restriction does not apply to obligations          instrumentalities.
issued or guaranteed by the United States
Government or its agencies or
instrumentalities.

SHORT SALES OF SECURITIES                          The restriction will be eliminated.
The Fund may not: Make short sales of
securities.

PURCHASING SECURITIES ON MARGIN                    The restriction will be eliminated.
The Fund may not: Purchase securities on

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
margin, except for such short-term credits
as are necessary for the clearance of
purchases and sales of portfolio securities
and the making of MARGIN payments in
connection with transactions in financial
futures contracts.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the 1940 Act Laws,
borrow money or pledge its assets, except          Interpretations and Exemptions. For purposes
that the Fund may borrow up to 20% of the          of this restriction, the purchase or sale of
value of its total assets (calculated when         securities on a when- issued or delayed
the loan is made) for temporary,                   delivery basis, reverse repurchase
extraordinary or emergency purposes or for         agreements, dollar rolls, short sales,
the clearance of transactions. The Fund may        derivative and hedging transactions such as
pledge up to 20% of the value of its total         interest rate swap transactions, and
assets to secure such borrowings. Secured          collateral arrangements with respect
borrowings may take the form of reverse            thereto, and transactions similar to any of
repurchase agreements, pursuant to which the       the foregoing, and collateral arrangements
Fund would sell portfolio securities for           with respect thereto, and obligations of the
cash and simultaneously agree to repurchase        Fund to Directors pursuant to deferred
them at a specified date for the same amount       compensation arrangements are not deemed to
of cash plus an interest component. For            be a pledge of assets or the issuance of a
purposes of this restriction, obligations of       senior security.
the Fund to Directors pursuant to deferred
compensation arrangements and the purchase
and sale of securities on a when-issued or
delayed delivery basis and engaging in
financial futures contracts and related
options are not deemed to be the issuance of
a senior security or a pledge of assets.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Engage in the underwriting
of securities except insofar as the Fund may
be deemed an underwriter under the
Securities Act in disposing of a portfolio
security.

BUYING OR SELLING REAL ESTATE LOANS                The Fund may not: Buy or sell real estate,
The Fund may not: Purchase or sell real            except that investment in securities of
estate or real estate mortgage loans,              issuers that invest in real estate and
although it may purchase marketable                investments in mortgage-backed securities,
securities of issuers which engage in real         mortgage participations or other instruments
estate operations or securities which are          supported or secured by interests in real
secured by interests in real estate.               estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
The Fund may not: Purchase or sell                 commodities. The Fund may purchase and sell
commodities or commodity futures contracts,        (i) derivative, hedging and similar
except financial futures contracts and             instruments such as financial futures and
options thereon.                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans of money or           assets of the Fund, repurchase agreements,
securities, except through the purchase of         trade claims, loan participations or similar
debt obligations, bank debt (I.E., loan            investments, or as permitted by the 1940 Act
participations), repurchase agreements and         Laws, Interpretations and Exemptions. The
loans of securities.                               acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Purchase oil, gas or other
mineral leases, rights or royalty contracts
or exploration or development programs,
except that the Fund may invest in the
securities of companies which invest in or
sponsor such programs.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Purchase securities of           changed by the Board.
other investment companies, except in the
open market involving only customary
brokerage commissions and as a result of
which no more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities, or except in
connection with a merger, consolidation,
reorganization or acquisition of assets.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Invest for the purpose of        become non-fundamental.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
exercising control or management of another
company.

U.S. DENOMINATED ISSUES                            This restriction will not change, but will
The Fund may not: Invest more than 20% of          become non-fundamental.
the market or other fair value of its total
assets in United States currency-denominated
issues of foreign governments and other
foreign issuers; or invest more than 10% of
the market or other fair value of its total
assets in securities which are payable in
currencies other than United States dollars.
The Fund will not engage in investment
activity in non-U.S. dollar-denominated
issues without first obtaining authorization
to do so from its Board of Directors. See
"Description of the Fund, Its Investments
and Risks -- Investment Strategies, Policies
and Risks -- Securities of Foreign Issuers."

PRUDENTIAL MUNICIPAL BOND FUND

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
Each Series may not: Purchase securities on
margin (but the Series may obtain such
short-term credits as may be necessary for
the clearance of transactions and for margin
payments in connection with transactions in
financial futures contracts and options
thereon).

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
Each Series may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         Each Series may not: Issue senior securities
OR PLEDGING ASSETS                                 or borrow money or pledge its assets, except
Each Series may not: Issue senior                  as permitted by the Investment Company Act
securities, borrow money or pledge its             of 1940, and the rules and regulations
assets, except that each Series may borrow         promulgated thereunder, as each may be
up to 33 1/3% of the value of its total            amended from time to time, by exemptive
assets (calculated when the loan is made)          order, SEC release, no- action letter or
for temporary, extraordinary or emergency          similar relief or interpretations
purposes and to take advantage of investment       (collectively, the "1940 Act Laws,
opportunities or for the clearance of              Interpretations and Exemptions"). For
transactions. The Series may pledge up to          purposes of this restriction, the purchase
33 1/3% of the value of its total assets to        or sale of securities on a when-issued or
secure such borrowings. For purposes of this       delayed delivery basis, reverse repurchase
restriction, the preference as to shares of        agreements, dollar rolls, short sales,
a Series in liquidation and as to dividends        derivative and hedging transactions such as
over all other Series of the Fund with             interest rate swap transactions, and
respect to assets specifically allocated to        collateral arrangements with respect
that Series, the purchase or sale of               thereto, and transactions similar to any of
securities on a when-issued or delayed             the foregoing, and collateral arrangements
delivery basis, the purchase and sale of           with respect thereto, and obligations of the
financial futures contracts                        Fund to Trustees pursuant to

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
and collateral arrangements with respect           deferred compensation arrangements are not
thereto and obligations of the Series to           deemed to be a pledge of assets or the
Trustees, pursuant to deferred compensation        issuance of a senior security.
arrangements, are not deemed to be the
issuance of a senior security or a pledge of
assets.

DIVERSIFICATION                                    Each Series may not: Purchase the securities
Each Series may not: Purchase any security         of any issuer if, as a result, the Series
if as a result, with respect to 75% of the         would fail to be a diversified company
total assets of the Series, more than 5% of        within the meaning of the 1940 Act Laws,
the total assets of the Series would be            Interpretations and Exemptions.
invested in the securities of any one issuer
(provided that this restriction shall not
apply to obligations issued or guaranteed as
to principal and interest by the U.S.
Government or its agencies or
instrumentalities).

CONCENTRATION                                      Each Series may not: Purchase securities
Each Series may not: Purchase securities           (other than municipal obligations and
(other than municipal obligations and              obligations guaranteed as to principal and
obligations guaranteed as to principal and         interest by the U.S. Government or its
interest by the U.S. Government or its             agencies or instrumentalities) if, as a
agencies or instrumentalities) if, as a            result of such purchase, 25% or more of the
result of such purchase, 25% or more of the        total assets of the Series (taken at current
total assets of the Series (taken at current       market value) would be invested in any one
market value) would be invested in any one         industry, except for temporary defensive
industry. (For purposes of this restriction,       purposes. (For purposes of this restriction,
industrial development bonds, where the            industrial development bonds, where the
payment of the principal and interest is the       payment of the principal and interest is the
ultimate responsibility of companies within        ultimate responsibility of companies within
the same industry, are grouped together as         the same industry, are grouped together as
an "industry.")                                    an "industry.")

BUYING OR SELLING COMMODITIES OR COMMODITY         Each Series may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
Each Series may not: Buy or sell commodities       commodities. Each Series may purchase and
or commodity contracts, except financial           sell (i) derivative, hedging and similar
futures contracts and options thereon.             instruments such as financial futures and
                                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Series' ownership of instruments supported
                                                   or secured thereby until they can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING REAL ESTATE OR INTERESTS         Each Series may not: Buy or sell real
IN REAL ESTATE                                     estate, except that investment in securities
Each Series may not: Buy or sell real estate       of issuers that invest in real estate and
or                                                 investments in

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
interests in real estate, although it may          mortgage-backed securities, mortgage
purchase and sell securities which are             participations or other instruments
secured by real estate and securities of           supported or secured by interests in real
companies which invest or deal in real             estate are not subject to this limitation,
estate.                                            and except that a Series may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
Each Series may not: Act as underwriter,
except to the extent that, in connection
with the disposition of portfolio
securities, it may be deemed to be an
underwriter under certain federal securities
laws.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
Each Series may not: Purchase securities of        changed by the Board.
other investment companies, except in the
open market involving only customary
brokerage commissions and as a result of
which no more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities, or except in
connection with a merger, consolidation,
reorganization or acquisition of assets.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
Each Series may not: Invest in interests in
oil, gas or other mineral exploration or
development programs.

MAKING LOANS                                       Each Series may make loans, including loans
Each Series may not: Make loans, except            of assets of the Fund, repurchase
through repurchase agreements and loans of         agreements, trade claims, loan
portfolio securities (limited to 33% of the        participations or similar investments, or as
Series' total assets).                             permitted by the 1940 Act Laws,
                                                   Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Series' investment
                                                   objective.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
PUT AND CALL OPTIONS                               This restriction will become non-fundamental
Each Series may not: Purchase or write puts,       and changed as follows:
calls or combinations thereof, except as
described in the Prospectus and this               Each Series may not: Purchase or write puts,
Statement of Additional Information with           calls or combinations thereof, except as
respect to puts and options on futures             described in the Prospectus and this
contracts.                                         Statement of Additional Information with
                                                   respect to puts and options on future
                                                   contracts. Notwithstanding the foregoing,
                                                   each Series is authorized to invest in
                                                   options on swaps, and the High Income Series
                                                   is authorized to invest in credit default
                                                   swaps.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
Each Series may not: Invest for the purpose        become non-fundamental.
of exercising control or management of
another company.

PRUDENTIAL MUNICIPAL SERIES FUND

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin, but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions. For the purpose
of this restriction, the deposit or payment
by the Fund (except with respect to the New
York Money Market Series and the New Jersey
Money Market Series) of initial or
maintenance margin in connection with
futures contracts or related options
transactions is not considered the purchase
of a security on margin.

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
ISSUING SENIOR SECURITIES, BORROWING MONEY         Each series may not: Issue senior securities
OR PLEDGING ASSETS                                 or borrow money or pledge its assets, except
The Fund may not: Issue senior securities,         as permitted by the Investment Company Act
borrow money or pledge its assets, except          of 1940, and the rules and regulations
that the Fund may on behalf of a series            promulgated thereunder, as each may be
borrow up to 33 1/3% of the value of its           amended from time to time, by exemptive
total assets (calculated when the loan is          order, SEC release, no- action letter or
made) for temporary, extraordinary or              similar relief or interpretations
emergency purposes or for the clearance of         (collectively, the "1940 Act Laws,
transactions. The Fund on behalf of a series       Interpretations and Exemptions"). For
may pledge up to 33 1/3% of the value of its       purposes of this restriction, the purchase
total assets to secure such borrowings. A          or sale of securities on a when-issued or
series will not purchase portfolio                 delayed delivery basis, reverse repurchase
securities if its borrowings exceed 5% of          agreements, dollar rolls, short sales,
the assets. For purposes of this                   derivative and hedging transactions such as
restriction, the preference as to shares of        interest rate swap transactions, and
a series in liquidation and as to dividends        collateral arrangements with respect
over all other series of the Fund with             thereto, and transactions similar to any of
respect to assets specifically allocated to        the foregoing, and collateral arrangements
that series, the purchase and sale of              with respect thereto, and obligations of the
futures contracts and related options,             series to Trustees pursuant to deferred
collateral arrangements with respect to            compensation arrangements are not deemed to
margin for futures contracts, the writing of       be a pledge of assets or the issuance of a
related options (except with respect to the        senior security.
New York Money Market Series and the New
Jersey Money Market Series) and obligations
of the Fund to Trustees pursuant to deferred
compensation arrangements, are not deemed to
be a pledge of assets or the issuance of a
senior security.

PURCHASING SECURITIES OF A SINGLE ISSUER           Each series may not: Purchase the securities
The Fund may not: Purchase any security if         of any issuer if, as a result, a series
as a result, with respect to 75% of a              would fail to be a diversified company
series' total assets (except with respect to       within the meaning of the 1940 Act Laws,
the Florida Series and the New Jersey Money        Interpretations and Exemptions. This
Market Series), more than 5% of the total          restriction does not apply to the Florida
assets of any series would be invested in          Series and the New Jersey Money Market
the securities of any one issuer (provided         Series.
that this restriction shall not apply to
obligations issued or guaranteed as to
principal and interest either by the U.S.
government or its agencies or
instrumentalities).

BUYING OR SELLING COMMODITIES OR COMMODITIES       Each series may not: Buy or sell physical
CONTRACTS; BUYING OR SELLING REAL ESTATE OR        commodities or contracts involving physical
INTERESTS IN REAL ESTATE                           commodities. A series may purchase and sell
The Fund may not: Buy or sell commodities or       (i) derivative, hedging and similar
commodity contracts, or real estate or             instruments such as financial futures and
interests in real estate, although it may          options thereon, and (ii) securities or
purchase and sell financial futures                instruments backed by, or the return from
contracts and related options (except with         which is linked to, physical commodities or
respect to the New York Money Market Series        currencies, such as forward currency
and the New Jersey Money Market Series),           exchange contracts, and a series may
securities which are secured by real estate        exercise rights relating to such
and securities of companies which                  instruments, including the right to enforce
                                                   security interests

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
invest or deal in real estate.                     and to hold physical commodities and
                                                   contracts involving physical commodities
                                                   acquired as a result of the series'
                                                   ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.
                                                   Each series may not: Buy or sell real
                                                   estate, except that investment in securities
                                                   of issuers that invest in real estate and
                                                   investments in mortgage-backed securities,
                                                   mortgage participations or other instruments
                                                   supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that a series may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter, except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs.

MAKING LOANS                                       Each series may make loans, including loans
The Fund may not: Make loans, except through       of assets of the Fund, repurchase
repurchase agreements.                             agreements, trade claims, loan
                                                   participations or similar investments, or as
                                                   permitted by the 1940 Act Laws,
                                                   Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

PURCHASING SECURITIES OF A SINGLE ISSUER           The Fund may not: Purchase the securities of
The Fund may not: With respect to 75% of its       any issuer if, as a result, a series would
total assets, invest more than 5% of the           fail to be a diversified company within the
market or other fair value of its total            meaning of the Investment Company Act of
assets in the                                      1940, and the rules

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
securities of any one issuer (other than           and regulations promulgated thereunder, as
obligations of, or guaranteed by, the U.S.         each may be amended from time to time, by
Government, its agencies or                        exemptive order, SEC release, no-action
instrumentalities). It is the current policy       letter or similar relief or interpretations
(but not a fundamental policy) of the Fund         (collectively, the "1940 Act Laws,
not to invest more than 5% of the market or        Interpretations and Exemptions").
other fair value of its total assets in the
securities of any one issuer.

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities.

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin, except for such short-term credits
as are necessary for the clearance of
purchases and sales of portfolio securities
and margin payments in connection with
transactions in financial futures contracts.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the 1940 Act Laws,
borrow money or pledge its assets, except          Interpretations and Exemptions. For purposes
that the Fund may borrow up to 33 1/3% of          of this restriction, the purchase or sale of
the value of its total assets (calculated          securities on a when- issued or delayed
when the loan is made) for temporary,              delivery basis, reverse repurchase
extraordinary or emergency purposes or for         agreements, dollar rolls, short sales,
the clearance of transactions. The Fund may        derivative and hedging transactions such as
pledge up to 33 1/3% of the value of its           interest rate swap transactions, and
total assets to secure such borrowings.            collateral arrangements with respect
Secured borrowings may take the form of            thereto, and transactions similar to any of
reverse repurchase agreements, pursuant to         the foregoing, and collateral arrangements
which the Fund would sell portfolio                with respect thereto, and obligations of the
securities for cash and simultaneously agree       Fund to Directors pursuant to deferred
to repurchase them at a specified date for         compensation arrangements are not deemed to
the same amount of cash plus an interest           be a pledge of assets or the issuance of a
component. The Fund would maintain, in a           senior security.
segregated account with its Custodian,
liquid assets equal in value to the amount
owed. For purposes of this restriction,
obligations of the Fund to Directors
pursuant to deferred compensation
arrangements, the purchase and sale of
securities on a when-issued or delayed
delivery basis, the purchase and sale of
financial futures contracts and options and
collateral arrangements with respect to
margins for financial futures contracts and
with respect to options are not deemed to be
the issuance of a senior security or a
pledge of assets.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Engage in the underwriting
of securities or purchase any securities as
to

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
which registration under the Securities Act
of 1933 would be required for resale of such
securities to the public.

BUYING OR SELLING REAL ESTATE LOANS                The Fund may not: Buy or sell real estate,
The Fund may not: Purchase or sell real            except that investment in securities of
estate or real estate mortgage loans,              issuers that invest in real estate and
although it may purchase Municipal Bonds or        investments in mortgage-backed securities,
Notes secured by interests in real estate.         mortgage participations or other instruments
                                                   supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans of money or           assets of the Fund, repurchase agreements,
securities, except through the purchase of         trade claims, loan participations or similar
debt obligations or repurchase agreements.         investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Purchase securities of           changed by the Board.
other investment companies, except in the
open market involving any customary
brokerage commissions and as a result of
which not more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities or except in
connection with a merger, consolidation,
reorganization or acquisition of assets.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Invest for the purpose of        become non-fundamental.
exercising control or management of another
company.

UNSEASONED ISSUERS: INDUSTRIAL REVENUE BONDS       This restriction will not change, but will
The Fund may not: Purchase industrial              become non-fundamental.
revenue bonds if, as a result of such
purchase, more than

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
5% of total Fund assets would be invested in
industrial revenue bonds where payment of
principal and interest are the
responsibility of companies with less than
three years of operating history.

BUYING OR SELLING COMMODITIES OR COMMODITIES       The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Purchase or sell                 commodities. The Fund may purchase and sell
commodities or commodities futures contracts       (i) derivative, hedging and similar
except financial futures contracts and             instruments such as financial futures and
options thereon.                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

CONCENTRATION                                      The Fund may not: Invest more than 25% of
The Fund may not: Invest more than 25% of          the value of its total assets in securities
the value of its total assets in securities        whose issuers are located in any one state,
whose issuers are located in any one state.        except for temporary defensive purposes.

PRUDENTIAL SHORT-TERM BOND FUND, INC. --
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or variation margin in connection
with options or futures contracts is not
considered the purchase of a security on
margin.

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position,
except short sales "against the box."

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940, and the rules and regulations
that the Fund may borrow up to 20% of the          promulgated thereunder, as each may be
value of its total assets (calculated when         amended from time to time, by exemptive
the loan is made) from banks for temporary,        order, SEC release, no- action letter or
extraordinary                                      similar relief or interpretations

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
or emergency purposes or for the clearance         (collectively, the "1940 Act Laws,
of transactions and may pledge up to 20% of        Interpretations and Exemptions"). For
the value of its total assets to secure such       purposes of this restriction, the purchase
borrowings. The purchase or sale of                or sale of securities on a when-issued or
securities on a "when-issued" or delayed           delayed delivery basis, reverse repurchase
delivery basis, and the purchase and sale of       agreements, dollar rolls, short sales,
financial futures contracts and collateral         derivative and hedging transactions such as
arrangements with respect thereto and with         interest rate swap transactions, and
respect to interest rate swap transactions,        collateral arrangements with respect
covered dollar rolls and reverse repurchase        thereto, and transactions similar to any of
agreements, are not deemed to be a pledge of       the foregoing, and collateral arrangements
assets and such arrangements are not deemed        with respect thereto, and obligations of the
to be the issuance of a senior security. The       Fund to Directors pursuant to deferred
Fund will not purchase portfolio securities        compensation arrangements are not deemed to
if its borrowings exceed 5% of its net             be a pledge of assets or the issuance of a
assets.                                            senior security.

PURCHASING SECURITIES OF A SINGLE ISSUER;          The Fund may not: Purchase any security if
CONCENTRATION                                      as a result more than 25% of the Fund's
The Fund may not: Purchase any security            total assets would be invested in the
(other than obligations of the U.S.                securities of issuers having their principal
Government, its agencies and                       business activities in the same industry,
instrumentalities, including municipal             except for temporary defensive purposes, and
obligations and obligations guaranteed as to       except that this limitation does not apply
principal and interest) if as a result:            to securities issued or guaranteed by the
(i) with respect to 75% of its net assets,         U.S. government, its agencies or
more than 5% of the Fund's total assets            instrumentalities.
(determined at the time of investment) would
then be invested in securities of a single         The Fund may not: Purchase the securities of
issuer or (ii) 25% or more of the Fund's           any issuer if, as a result, the Fund would
total assets (determined at the time of            fail to be a diversified company within the
investment) would be invested in one or more       meaning of the 1940 Act Laws,
issuers having their principal business            Interpretations and Exemptions.
activities in the same industry.

UNSEASONED ISSUERS                                 This restriction will not change, but it
The Fund may not: Purchase securities, other       will become non-fundamental.
than obligations of the U.S. Government, its
agencies or instrumentalities, of any issuer
having a record, together with predecessors,
of less than three years of continuous
operations if, immediately after such
purchase, more than 5% of such Fund's total
assets would be invested in such securities.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE                                     except that investment in securities of
The Fund may not: Buy or sell real estate or       issuers that invest in real estate and
interests in real estate, except that the          investments in mortgage-backed securities,
Fund may purchase and sell mortgage-backed         mortgage participations or other instruments
securities, securities collateralized by           supported or secured by interests in real
mortgages, securities which are secured by         estate are not subject to this limitation,
real estate, securities of companies which         and except that the Fund may exercise rights
invest or deal in real estate and publicly         relating to such securities, including the
traded securities of real estate                   right to enforce security interests

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
investment trusts. The Fund may not purchase       and to hold real estate acquired by reason
interests in real estate limited                   of such enforcement until that real estate
partnerships which are not readily                 can be liquidated in an orderly manner.
marketable.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter, except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but it
The Fund may not: Make investments for the         will become non-fundamental.
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other registered investment companies,
except by purchases in the open market
involving only customary brokerage
commissions and as a result of which not
more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities, or except as
part of a merger, consolidation or other
acquisition.

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs, except that the Fund
may invest in the securities of companies
which invest in or sponsor such programs.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(i) repurchase agreements and (ii) loans of        trade claims, loan participations or similar
portfolio securities (limited to 30% of the        investments, or as permitted by the 1940 Act
value of the Fund's total assets).                 Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

PURCHASE OF EQUITY SECURITIES                      This restriction will not change, but will
The Fund may not: Purchase common stock or         become non-fundamental.
other voting securities, preferred stock,
warrants or other equity securities, except
as may be permitted by restriction number 9
[relating to

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
investing in securities of other investment
companies].

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Buy or sell commodities or       commodities. The Fund may purchase and sell
commodity contracts, except that the Fund          (i) derivative, hedging and similar
may purchase and sell financial futures            instruments such as financial futures and
contracts and options thereon.                     options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

PURCHASING SECURITIES ON MARGIN                    This restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or maintenance margin in connection
with futures or options is not considered
the purchase of a security on margin.

SHORT SALES OF SECURITIES                          This restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position if,
when added together, more than 25% of the
value of the Fund's net assets would be
(i) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (ii) allocated to
segregated accounts in connection with short
sales. Short sales "against-the-box" are not
subject to this limitation.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940, and the rules and regulations
that the Fund may borrow up to 33 1/3% of          promulgated thereunder, as each may be
the value of its total assets (calculated          amended from time to time, by exemptive
when the loan is made) for temporary,              order, SEC release, no- action letter or
extraordinary or emergency purposes, for the       similar relief or interpretations
clearance of transactions or for investment        (collectively, the "1940 Act Laws,
purposes. The                                      Interpretations and Exemptions"). For
                                                   purposes of this

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
Fund may pledge up to 33 1/3% of the value         restriction, the purchase or sale of
of its total assets to secure such                 securities on a when-issued or delayed
borrowings. For purposes of this                   delivery basis, reverse repurchase
restriction, the purchase or sale of               agreements, dollar rolls, short sales,
securities on a when-issued or delayed             derivative and hedging transactions such as
delivery basis, forward foreign currency           interest rate swap transactions, and
exchange contracts and collateral                  collateral arrangements with respect
arrangements relating thereto, and                 thereto, and transactions similar to any of
collateral arrangements with respect to            the foregoing, and collateral arrangements
interest rate swap transactions, reverse           with respect thereto, and obligations of the
repurchase agreements, dollar roll                 Fund to Directors pursuant to deferred
transactions, options, futures contracts and       compensation arrangements are not deemed to
options thereon and obligations of the Fund        be a pledge of assets or the issuance of a
to Directors pursuant to deferred                  senior security.
compensation arrangements are not deemed to
be a pledge of assets or the issuance of a
senior security.

DIVERSIFICATION; CONCENTRATION                     The Fund may not: Purchase any security if
The Fund may not: Purchase any security            as a result more than 25% of the Fund's
(other than obligations of the U.S.                total assets would be invested in the
Government, its agencies or                        securities of issuers having their principal
instrumentalities) if as a result: (i) with        business activities in the same industry,
respect to 75% of the Fund's total assets,         except for temporary defensive purposes, and
more than 5% of the Fund's total assets            except that this limitation does not apply
(determined at the time of investment) would       to securities issued or guaranteed by the
then be invested in securities of a single         U.S. government, its agencies or
issuer or (ii) 25% or more of the Fund's           instrumentalities.
total assets (determined at the time of the
investment) would be invested in a single
industry.

DIVERSIFICATION                                    The Fund may not: Purchase the securities of
The Fund may not: Purchase more than 10% of        any issuer if, as a result, the Fund would
all outstanding voting securities of any one       fail to be a diversified company within the
issuer.                                            meaning of the 1940 Act Laws,
                                                   Interpretations and Exemptions.

REAL ESTATE                                        The Fund may not: Buy or sell real estate,
The Fund may not: Buy or sell real estate or       except that investment in securities of
interests in real estate, except that the          issuers that invest in real estate and
Fund may purchase and sell securities which        investments in mortgage-backed securities,
are secured by real estate, securities of          mortgage participations or other instruments
companies which invest or deal in real             supported or secured by interests in real
estate and publicly traded securities of           estate are not subject to this limitation,
real estate investment trusts. The Fund may        and except that the Fund may exercise rights
not purchase interests in real estate              relating to such securities, including the
limited partnerships which are not readily         right to enforce security interests and to
marketable.                                        hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITIES       The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Buy or sell commodities or       commodities. The Fund may purchase and sell
commodity contracts, except that the Fund          (i) derivative, hedging and similar
may purchase and sell financial futures            instruments such as financial futures and
contracts and options thereon. (For purposes       options thereon, and (ii) securities or
of this                                            instruments backed by, or

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
restriction, futures contracts on                  the return from which is linked to, physical
securities, currencies and on securities or        commodities or currencies, such as forward
financial indices and forward foreign              currency exchange contracts, and the Fund
currency exchange contracts are not deemed         may exercise rights relating to such
to be commodities or commodity contracts.)         instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter, except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws. The Fund has not
adopted a fundamental investment policy with
respect to investments in restricted
securities.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but it
The Fund may not: Make investments for the         will become non-fundamental.
purpose of exercising control or management.

INVESTING IN THE SECURITIES OF OTHER               This restriction will become
INVESTMENT COMPANIES                               non-fundamental, and is expected to be
The Fund may not: Invest in securities of          changed by the Board.
other investment companies, except as
permitted under the Investment Company Act
of 1940 and the rules thereunder, as amended
from time to time, or by any exemptive
relief granted by the Securities and
Exchange Commission. (Currently, under the
Investment Company Act of 1940, the Fund may
invest in securities of other investment
companies subject to the following
limitations: the Fund may hold not more than
3% of the outstanding voting securities of
any one investment company, may not have
invested more than 5% of its total assets in
any one investment company and may not have
invested more than 10% of its total assets
in securities of one or more investment
companies.)

INTERESTS IN OIL, GAS AND SIMILAR PROGRAMS         This restriction will be eliminated.
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs, except that the Fund
may invest in the securities of companies
which invest in or sponsor such programs.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
                                                   trade

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
(i) repurchase agreements, (ii) loans of           claims, loan participations or similar
portfolio securities limited to 30% of the         investments, or as permitted by the 1940 Act
Fund's total assets and (iii) as otherwise         Laws, Interpretations and Exemptions. The
permitted by exemptive order of the                acquisition of bonds, debentures, other debt
Securities and Exchange Commission.                securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

REQUIRED VOTE

    For each Fund, approval of these Proposals requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 4(a), 4(b), 4(c), 4(d), 4(e), 4(f) AND 4(g), AS APPLICABLE.

             TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION
                    OR DECLARATION OF TRUST FOR EACH COMPANY
                                 PROPOSAL NO. 5

    THIS PROPOSAL APPLIES TO EACH COMPANY AS DESCRIBED BELOW.

BACKGROUND

    The Board of each Company has approved, submitted for shareholder approval, and recommends that shareholders approve, amendments (collectively, the "Charter Amendments") to each Company's governing documents, which are either a declaration of trust or articles of incorporation, as applicable (either, a "Charter"). Each of the Companies is organized and operates under a state Charter (either Maryland or Massachusetts). The chart below identifies the applicable state Charter for each Company.

NAME OF COMPANY                                               JURISDICTION
---------------                                               ------------
CMF                                                           Massachusetts
GIF                                                           Maryland
HYF                                                           Maryland
MBF                                                           Massachusetts
MSF                                                           Massachusetts
NMF                                                           Maryland
STBF                                                          Maryland
TRBF                                                          Maryland

    The Charter Amendments are intended to reflect changes to state laws that have occurred over the years, to eliminate unnecessary or unduly burdensome provisions that do not optimally protect the interests of shareholders, to eliminate potential uncertainty regarding the application of certain state laws and to achieve consistent Charter provisions for the Companies in each jurisdiction and, where possible, across jurisdictions. The Board of each Company believes that approval of the Charter Amendments is in the best interests of the Company and its shareholders, and recommends that shareholders approve the Charter Amendments for their respective Companies.

    There are certain material differences between the proposed Charter Amendments for each Company and each Company's current Charter. These are summarized in the tables appearing at the end of this Proposal. The text of the proposed Charter Amendments is also included at the end of this Proposal.

    Set forth below is a detailed analysis of the proposed Charter Amendments:

    1. Charter Amendments. Each Charter would be amended to remove any provisions that could be interpreted to require shareholder approval for Charter amendments other than for those amendments for which shareholder vote is specifically required by the 1940 Act or other law, if any, and to give the Board of Directors or Trustees the right to amend the Charter without shareholder action to the fullest extent permitted by law.

       THIS AMENDMENT IS INTENDED TO GIVE EACH COMPANY MAXIMUM FLEXIBILITY TO PERMIT AMENDMENT OF ITS CHARTER BY THE BOARD TO ADDRESS ANY FUTURE CIRCUMSTANCES WITHOUT THE NECESSITY OF THE TIME AND EXPENSE OF OBTAINING A SHAREHOLDER VOTE UNLESS SUCH VOTE IS REQUIRED BY THE 1940 ACT OR OTHER LAW.

    In addition, each Maryland Company Charter would be amended to specifically reserve the Company's right to alter the "contract rights" of outstanding shares, in order to clarify that the Company is exempt from certain Maryland appraisal rights statutes.

       UNDER MARYLAND LAW, A SHAREHOLDER MAY BE ENTITLED TO REQUIRE A CORPORATION TO PAY "FAIR VALUE" FOR HIS/HER SHARES IF A CHARTER AMENDMENT SUBSTANTIALLY ADVERSELY AFFECTS HIS/HER RIGHTS AS A SHAREHOLDER. WE DO NOT BELIEVE ANY OF THE MARYLAND COMPANIES ARE CURRENTLY SUBJECT TO SUCH STATUTES, BECAUSE MARYLAND LAW GENERALLY DENIES APPRAISAL RIGHTS TO SHAREHOLDERS OF PUBLIC COMPANIES AND OF OPEN-END INVESTMENT COMPANIES. HOWEVER, THE BOARD OF DIRECTORS OF EACH MARYLAND COMPANY HAS DETERMINED THAT IT IS IN THE BEST INTEREST OF THE COMPANY TO REDUCE, TO THE EXTENT POSSIBLE, ANY UNCERTAINTY REGARDING THE POTENTIAL APPLICATION OF THE APPRAISAL STATUTES TO THE MARYLAND COMPANIES.

    Finally, each Maryland Company Charter would be amended to clarify that the Board of Directors, without shareholder action, can increase or decrease the aggregate number of shares that the Company has authority to issue.

       ALTHOUGH WE BELIEVE THAT THE MARYLAND COMPANIES HAVE THIS POWER UNDER MARYLAND LAW, THE BOARD OF DIRECTORS OF EACH MARYLAND COMPANY BELIEVES IT IS IN THE BEST INTEREST OF THE COMPANY TO ELIMINATE ANY POTENTIAL UNCERTAINTY REGARDING THIS AUTHORITY.

    2. Redemption Provisions. Each Massachusetts Company Charter would be amended, if necessary, to give the Board of Trustees the authority to redeem shares for any reason under terms set by the Board of Trustees, including the failure by a shareholder to provide required information or maintain a minimum required investment. Any such required redemption would be effected at the redemption price, and in accordance with the redemption procedures, for voluntary redemptions. The Maryland Company Charters already provide for redemption rights; as permitted by state law, these Charters would be amended to allow the redemption consideration to be set at net asset value less any redemption fee or other charge as may be fixed by resolution of the Board.

       THIS AMENDMENT IS INTENDED TO ALLOW EACH COMPANY TO BE OPERATED MORE EFFICIENTLY BY PERMITTING REDEMPTION AT THE DISCRETION OF THE BOARD, AND ALLOCATING REDEMPTION COSTS ONLY TO THE AFFECTED SHARES.

In addition, each Maryland Company Charter would be amended to clarify that a redemption by such Company, even if it is of all of the outstanding shares of a fund or class, will not constitute a "liquidation" under Maryland law that would require a shareholder vote.

       ALTHOUGH WE BELIEVE THAT THE MARYLAND COMPANIES HAVE AUTHORITY UNDER MARYLAND LAW TO REDEEM ALL SHARES IN A CLASS OR FUND WITHOUT A SHAREHOLDER VOTE, THE BOARD OF DIRECTORS OF EACH MARYLAND

       COMPANY BELIEVES IT IS IN THE BEST INTEREST OF THE COMPANY TO ELIMINATE ANY POTENTIAL UNCERTAINTY REGARDING THIS AUTHORITY.

    3. Quorum; Action by Shareholders. Each Charter (other than STBF) would be amended to provide that a quorum would be one-third of the outstanding shares of a Company entitled to be cast at a meeting. In addition, the amendment would clearly provide that one-third of all votes entitled to be cast on a specific matter would be sufficient to constitute a quorum for that matter, even if only some of the outstanding classes or funds are entitled to vote on that matter. In addition, each Massachusetts Company Charter would be amended to require a plurality vote in the election of Trustees and would be amended to require that other matters can be approved by a majority of votes cast at a meeting at which a quorum is present, subject in all cases to any higher vote requirements under the 1940 Act or applicable state law.

       THIS AMENDMENT IS INTENDED TO INCREASE THE LIKELIHOOD THAT A QUORUM WILL BE PRESENT AT ALL SHAREHOLDER MEETINGS TO AVOID THE TIME AND EXPENSE OF CONTINUED SOLICITATION.

    4. Number of Trustees. Each Massachusetts Company Charter would be amended to provide that the number of Trustees would be as determined pursuant to a written instrument or the By-laws, which generally allow the Trustees to establish the number, without setting any maximum.

       THIS AMENDMENT IS INTENDED TO GIVE EACH MASSACHUSETTS COMPANY MAXIMUM FLEXIBILITY WITH RESPECT TO THE NUMBER OF TRUSTEES.

    5. Board Authority to Classify and Reclassify Stock. Each Massachusetts Company Charter would specifically authorize the Board of Trustees to classify and reclassify its stock.

       THIS AMENDMENT IS INTENDED TO GIVE EACH MASSACHUSETTS COMPANY MAXIMUM FLEXIBILITY WITH RESPECT TO THE CLASSIFICATION AND ISSUANCE OF SHARES.

    6. Adjournments. The Charter of each Massachusetts Company would be amended to clarify that a meeting of shareholders may be adjourned by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn whether or not a quorum is present.

       THIS AMENDMENT IS INTENDED TO CLARIFY THE PROCEDURE AND REQUISITE VOTE FOR ADJOURNING SHAREHOLDER MEETINGS AND TO AVOID HAVING TO RE-NOTICE THE MEETING WITH ITS ATTENDANT TIME AND EXPENSE TO THE COMPANY.

    7. Derivative Actions. Each Massachusetts Company Charter would be amended to set forth the requirements for the bringing of a derivative action on behalf of the Company by a shareholder. Such requirements would include the making of pre-suit demand upon the Trustees by shareholders who collectively hold at least 10% of the outstanding shares and the consideration of any shareholders' pre-suit demand by Independent Trustees.

       THIS AMENDMENT IS INTENDED TO ALLOW EACH MASSACHUSETTS COMPANY TO LIMIT LITIGATION ON BEHALF OF THE COMPANY TO THOSE SITUATIONS WHERE IT IS SUPPORTED BY SHAREHOLDERS WITH A MATERIAL STAKE IN THE COMPANY AND TO ADDRESS THE NEED FOR THE EVALUATION OF THE MERITS OF A POTENTIAL LAWSUIT BY INDEPENDENT TRUSTEES.

    8. Master/Feeder Transactions; Reorganization. Each Charter would be amended to permit the Directors or Trustees to invest the property of the Company or any fund thereof in cash or securities of other investment companies. Each Massachusetts Company Charter would be amended to permit the Trustees to merge, consolidate or sell substantially all of the assets of the Company (or a fund) without a shareholder vote.

       THIS AMENDMENT IS INTENDED TO GIVE EACH COMPANY MAXIMUM FLEXIBILITY REGARDING IMPLEMENTING A MASTER/FEEDER STRUCTURE, AND TO ALLOW THE BOARD OF TRUSTEES TO REORGANIZE EACH MASSACHUSETTS COMPANY.

    9. Shareholder Voting. The Charters for each Massachusetts Company would be amended to permit dollar based voting by the shareholders. The provision would provide that with respect to each matter submitted to a shareholder vote, the Trustees could determine whether the shareholder vote would be done on a per share basis or net asset value basis. For STBF, a Maryland Company, its Charter would be amended to require dollar based voting by the shareholders. The general effect of the dollar-based voting is that it allocates shareholder voting power in proportion to the value of each shareholder's investment, rather than the number of shares held. The Directors or Trustees believe that this will generally result in a more fair allocation of voting power by increasing the voting power of investors holding shares with higher net asset values so as to match the level of their investment. In addition, each Massachusetts Company Charter would be amended to limit the requirement of a shareholder vote to the election and removal of Trustees and to additional matters as to which shareholder approval is required under the 1940 Act.

       THIS AMENDMENT IS INTENDED TO GIVE EACH MASSACHUSETTS COMPANY MAXIMUM FLEXIBILITY REGARDING THE APPLICABILITY OF SHAREHOLDER VOTING, TO MORE FAIRLY ALLOCATE VOTING POWER FOR STBF, AND TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS AND THE ATTENDANT EXPENSE TO THE COMPANIES.

    10. Termination of Company, Fund or Class. Each Massachusetts Company Charter would be amended to provide that the Directors or Trustees would have the authority to dissolve the Company or any Fund or class and distribute any net assets without shareholder approval. Each Massachusetts Company Charter would also be amended to reduce the required shareholder vote for a termination of the Company or any Fund when that termination is recommended by the Trustees from a vote of two-thirds of the shares to a majority of the shares.

       THIS AMENDMENT IS INTENDED TO ALLOW THE TRUSTEES TO LIQUIDATE THE COMPANY OR ANY FUND AND TO DISTRIBUTE ANY NET ASSETS TO SHAREHOLDERS WITHOUT FIRST OBTAINING A SHAREHOLDER VOTE.

    11. Election of Trustees. Each Massachusetts Company Charter would be amended to provide that the calling of a shareholders' meeting for the election of Trustees when less than a majority of Trustees holding office had been elected by the shareholders would only be required to the extent that the calling of such a meeting was required under the 1940 Act.

       THIS AMENDMENT IS INTENDED TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS FOR THE ELECTION OF TRUSTEES AND THE ATTENDANT EXPENSE TO THE COMPANIES.

    12. Indemnification and Limited Liability. The Maryland Company Charters would be amended to provide for uniform indemnification, including by advance of expenses, of each Company's current and former directors and officers to the full extent required or permitted by law, and for other employees and agents to the extent authorized by the Board of Directors or the Company's By-laws and as permitted by law. The Charter for each of NMF, STBF, and TRBF would also be amended to provide that, to the extent permitted by law, directors and officers will not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty, in order to conform those Charters to provisions of Maryland law and of the other Maryland Company Charters. Pursuant to Maryland law, this provision specifically does not protect a director or officer from liability for (a) receipt of an improper benefit or profit or (b) active and deliberate dishonesty.

       THIS AMENDMENT IS INTENDED TO ENSURE THAT THE MARYLAND COMPANY CHARTERS ARE CONSISTENT WITH EACH OTHER AND RELEVANT MARYLAND LAW. IN ADDITION, WE BELIEVE THESE PROVISIONS WILL ENABLE THE MARYLAND COMPANIES TO ATTRACT AND RETAIN THE MOST HIGHLY QUALIFIED PERSONNEL.

                MARYLAND SUMMARY AND TEXT OF CHARTER AMENDMENTS

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY

GIF             Existing Requirement:       Existing Requirement:       Existing Provision:
                Most Charter amendments     The presence, in person or  The Charter provides that,
                require the approval of a   by proxy, of a majority of  to the extent permitted by
                majority of the shares of   all votes entitled to be    law, a director or officer
                common stock outstanding    cast at the meeting.        of the Company shall not
                and entitled to vote. It                                be liable to the Company
                appears that minor          PROPOSED AMENDMENT:         or its shareholders for
                amendments may be approved  THE PRESENCE, IN PERSON OR  monetary damages for
                without shareholder         BY PROXY, OF ONE-THIRD OF   breach of fiduciary duty.
                action.                     ALL VOTES ENTITLED TO BE
                                            CAST AT THE MEETING OR ON   PROPOSED AMENDMENT:
                PROPOSED AMENDMENT:         A MATTER, WOULD CONSTITUTE  NO CHANGE PROPOSED.
                THE CHARTER WOULD CLARIFY   A QUORUM FOR SUCH MEETING
                THAT THE COMPANY CAN        OR MATTER. (SEE
                EFFECT CERTAIN CHARTER      (2) BELOW).
                AMENDMENTS WITHOUT
                SHAREHOLDER APPROVAL. THE
                CHARTER WOULD ALSO INCLUDE
                SPECIFIC LANGUAGE
                RESERVING THE RIGHT OF THE
                COMPANY TO CHANGE THE
                "CONTRACT RIGHTS" OF
                OUTSTANDING SHARES. IN
                ADDITION, THE CHARTER
                WOULD CLARIFY THAT THE
                BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE. (SEE (1) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES AND VOTE
GIF             Existing Provision:         Existing Provision:         Existing Requirement:       Existing Provision:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE COMPANY CAN
                THE CHARTER WOULD INCLUDE                                                           REDEEM ALL OUTSTANDING
                A PROVISION (SEE                                                                    SHARES IN A FUND OR CLASS
                (5) BELOW) PROVIDING THAT                                                           WITHOUT A SHAREHOLDER
                THE COMPANY SHALL                                                                   VOTE. (SEE (7) BELOW).
                INDEMNIFY (A) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING BY ADVANCE OF
                EXPENSES; AND (B) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY

HYF             Existing Requirement:       Existing Requirement:       Existing Provision:
                Most Charter amendments     The presence, in person or  The Charter provides that,
                require the approval of a   by proxy, of a majority of  to the extent permitted by
                majority of the shares of   all votes entitled to be    law, a director or officer
                common stock outstanding    cast at the meeting.        of the Company shall not
                and entitled to vote. It                                be liable to the Company
                appears that minor          PROPOSED AMENDMENT:         or its shareholders for
                amendments may be approved  THE PRESENCE, IN PERSON OR  monetary damages for
                without shareholder         BY PROXY, OF ONE-THIRD OF   breach of fiduciary duty.
                action.                     ALL VOTES ENTITLED TO BE
                                            CAST AT THE MEETING OR ON   PROPOSED AMENDMENT:
                PROPOSED AMENDMENT:         A MATTER, WOULD CONSTITUTE  NO CHANGE PROPOSED.
                THE CHARTER WOULD CLARIFY   A QUORUM FOR SUCH MEETING
                THAT THE COMPANY CAN        OR MATTER. (SEE
                EFFECT CERTAIN CHARTER      (2) BELOW).
                AMENDMENTS WITHOUT
                SHAREHOLDER APPROVAL. THE
                CHARTER WOULD ALSO INCLUDE
                SPECIFIC LANGUAGE
                RESERVING THE RIGHT OF THE
                COMPANY TO CHANGE THE
                "CONTRACT RIGHTS" OF
                OUTSTANDING SHARES. IN
                ADDITION, THE CHARTER
                WOULD CLARIFY THAT THE
                BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE. (SEE (1) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES AND VOTE
HYF             Existing Provision:         Existing Provision:         Existing Requirement:       Existing Provision:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE FUND CAN REDEEM
                THE CHARTER WOULD INCLUDE                                                           ALL OUTSTANDING SHARES IN
                A PROVISION (SEE                                                                    A FUND OR CLASS WITHOUT A
                (5) BELOW) PROVIDING THAT                                                           SHAREHOLDER VOTE. (SEE
                THE COMPANY SHALL                                                                   (7) BELOW).
                INDEMNIFY (A) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING BY ADVANCE OF
                EXPENSES; AND (B) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY

NMF             Existing Requirement:       Existing Requirement:       Existing Provision:
                Most Charter amendments     The presence, in person or  None.
                require the approval of a   by proxy, of a majority of
                majority of the shares of   all votes entitled to be    PROPOSED AMENDMENT:
                common stock outstanding    cast at the meeting.        THE CHARTER WOULD PROVIDE
                and entitled to vote. It                                THAT, TO THE EXTENT
                appears that minor          PROPOSED AMENDMENT:         PERMITTED BY LAW, A
                amendments may be approved  THE PRESENCE, IN PERSON OR  DIRECTOR OR OFFICER OF THE
                without shareholder         BY PROXY, OF ONE-THIRD OF   COMPANY WOULD NOT BE
                action.                     ALL VOTES ENTITLED TO BE    LIABLE TO THE COMPANY OR
                                            CAST AT THE MEETING OR ON   ITS SHAREHOLDERS FOR
                PROPOSED AMENDMENT:         A MATTER, WOULD CONSTITUTE  MONETARY DAMAGES FOR
                THE CHARTER WOULD CLARIFY   A QUORUM FOR SUCH MEETING   BREACH OF FIDUCIARY DUTY.
                THAT THE COMPANY CAN        OR MATTER. (SEE             NO SUBSEQUENT MODIFICATION
                EFFECT CERTAIN CHARTER      (2) BELOW).                 OR REPEAL OF THIS
                AMENDMENTS WITHOUT                                      PROVISION COULD REVOKE
                SHAREHOLDER APPROVAL. THE                               THIS PROTECTION FOR EVENTS
                CHARTER WOULD ALSO INCLUDE                              BETWEEN ADOPTION OF THE
                SPECIFIC LANGUAGE                                       PROVISION AND SUCH
                RESERVING THE RIGHT OF THE                              MODIFICATION OR REPEAL.
                COMPANY TO CHANGE THE                                   (SEE (4) BELOW).
                "CONTRACT RIGHTS" OF
                OUTSTANDING SHARES. IN
                ADDITION, THE CHARTER
                WOULD CLARIFY THAT THE
                BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE. (SEE (1) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES AND VOTE
NMF             Existing Provision:         Existing Provision:         Existing Requirement:       Existing Provision:
                The Company's By-Laws       None.                       One vote for each share     None.
                provide that the Company                                held.
                shall indemnify present     PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                and former directors,       THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers, employees and     EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                agents against judgments,   INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                fines, settlements and      IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses to the extent      OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                permitted by law,           COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                including by advance of     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                expenses. The Charter does                                                          CONNECTION WITH A
                not include any                                                                     REDEMPTION BY SHAREHOLDERS
                corresponding provisions.                                                           OR BY THE COMPANY. THE
                                                                                                    CHARTER WOULD ALSO CLARIFY
                PROPOSED AMENDMENT:                                                                 THAT THE COMPANY CAN
                THE CHARTER WOULD INCLUDE                                                           REDEEM ALL OUTSTANDING
                A PROVISION (SEE                                                                    SHARES IN A FUND OR CLASS
                (5) BELOW) PROVIDING THAT                                                           WITHOUT A SHAREHOLDER
                THE COMPANY SHALL                                                                   VOTE. (SEE (7) BELOW).
                INDEMNIFY (A) CURRENT AND
                FORMER DIRECTORS AND
                OFFICERS, TO THE EXTENT
                PERMITTED BY LAW,
                INCLUDING BY ADVANCE OF
                EXPENSES; AND (B) OTHER
                EMPLOYEES AND AGENTS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW. AFTER
                ADOPTION OF THIS
                PROVISION, NO SUBSEQUENT
                AMENDMENT OR REPEAL COULD
                LIMIT THE INDEMNIFICATION
                PROTECTION WITH RESPECT TO
                ACTS OR OMISSIONS
                OCCURRING PRIOR TO SUCH
                AMENDMENT OR REPEAL.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY

STBF            Existing Requirement:       Existing Requirement:       Existing Provision:
                The Charter reserves the    The presence, in person or  None.
                Company's right to adopt    by proxy, of one- third of
                Charter amendments to the   all votes entitled to be    PROPOSED AMENDMENT:
                extent permitted by law.    cast at a meeting, or on a  THE CHARTER WOULD PROVIDE
                For minor matters such as   matter on which fewer than  THAT, TO THE EXTENT
                name changes and changes    all shares are entitled to  PERMITTED BY LAW, A
                in the par value of         vote together, constitutes  DIRECTOR OR OFFICER OF THE
                shares, the Company can     a quorum for such meeting   COMPANY WOULD NOT BE
                amend the Charter without   or matter.                  LIABLE TO THE COMPANY OR
                shareholder approval.                                   ITS SHAREHOLDERS FOR
                                            PROPOSED AMENDMENT:         MONETARY DAMAGES FOR
                PROPOSED AMENDMENT:         NO CHANGE PROPOSED.         BREACH OF FIDUCIARY DUTY.
                THE EXISTING CHARTER                                    NO SUBSEQUENT MODIFICATION
                PROVISION WOULD BE REVISED                              OR REPEAL OF THIS
                TO MATCH THE LANGUAGE IN                                PROVISION COULD REVOKE
                THE OTHER MARYLAND COMPANY                              THIS PROTECTION FOR EVENTS
                CHARTERS (SEE (1) BELOW)                                BETWEEN ADOPTION OF THE
                AND TO SPECIFICALLY                                     PROVISION AND SUCH
                INDICATE THAT THE COMPANY                               MODIFICATION OR REPEAL.
                RESERVES THE RIGHT TO                                   (SEE (4) BELOW).
                CHANGE THE "CONTRACT
                RIGHTS" OF OUTSTANDING
                SHARES. IN ADDITION, THE
                CHARTER WOULD CLARIFY THAT
                THE BOARD OF DIRECTORS,
                WITHOUT SHAREHOLDER
                ACTION, CAN INCREASE OR
                DECREASE THE AGGREGATE
                NUMBER OF SHARES THAT THE
                COMPANY HAS AUTHORITY TO
                ISSUE.

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES AND VOTE
STBF            Existing Provision:         Existing Provision:         Existing Requirement:       Existing Provision:
                The Charter provides that   None.                       One vote for each share     None.
                the Company shall                                       held.
                indemnify present and       PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                former directors and        THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers to the extent      EXPLICIT AUTHORITY TO       ONE VOTE FOR EACH DOLLAR    EXPLICIT AUTHORITY TO
                permitted by law,           INVEST ASSETS IN CASH OR    OF NET ASSET VALUE          SUBTRACT REDEMPTION FEES
                including by advance of     IN INTERESTS ISSUED BY      REPRESENTED BY SHARES       AND OTHER CHARGES, AS
                expenses. The Company's     OTHER INVESTMENT            HELD. (SEE (3) BELOW).      DETERMINED BY THE BOARD OF
                By-Laws provide that the    COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                Company shall indemnify     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                present and former                                                                  CONNECTION WITH A
                directors, officers,                                                                REDEMPTION BY SHAREHOLDERS
                employees and agents                                                                OR BY THE COMPANY. THE
                against judgments, fines,                                                           CHARTER WOULD ALSO CLARIFY
                settlements and expenses                                                            THAT THE COMPANY CAN
                to the extent permitted by                                                          REDEEM ALL OUTSTANDING
                law, including by advance                                                           SHARES IN A FUND OR CLASS
                of expenses.                                                                        WITHOUT A SHAREHOLDER
                                                                                                    VOTE. (SEE (7) BELOW).
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE IN
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (5) BELOW)
                AND TO INCLUDE AUTHORITY
                FOR THE COMPANY TO
                INDEMNIFY EMPLOYEES AND
                AGENTS OTHER THAN
                DIRECTORS AND OFFICERS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW.
                INDEMNIFICATION OF PERSONS
                OTHER THAN OFFICERS AND
                DIRECTORS CURRENTLY
                APPEARS ONLY IN THE
                COMPANY'S BY-LAWS.

   COMPANY      CHARTER                     QUORUM                      LIMITATION ON
                AMENDMENTS                                              LIABILITY

TRBF            Existing Requirement:       Existing Requirement:       Existing Provision:
                The Charter reserves the    The presence, in person or  The Company's By-Laws
                Company's right to adopt    by proxy, of a majority of  provide that, to the
                Charter amendments to the   all votes entitled to be    extent permitted by law,
                extent permitted by law.    cast at the meeting.        directors, officers,
                For minor matters such as                               employees and agents of
                name changes and changes    PROPOSED AMENDMENT:         the Company shall not be
                in the par value of         THE PRESENCE, IN PERSON OR  liable to the Company, any
                shares, the Company can     BY PROXY, OF ONE-THIRD OF   shareholder, officer,
                amend the Charter without   ALL VOTES ENTITLED TO BE    director or employee of
                shareholder approval.       CAST AT THE MEETING OR ON   the Company, or any other
                                            A MATTER, WOULD CONSTITUTE  person, for any action or
                PROPOSED AMENDMENT:         A QUORUM FOR SUCH MEETING   failure to act. The
                THE EXISTING CHARTER        OR MATTER. (SEE             Charter does not include
                PROVISION WOULD BE REVISED  (2) BELOW).                 any similar limitation on
                TO MATCH THE LANGUAGE IN                                liability.
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (1) BELOW)                                PROPOSED AMENDMENT:
                AND TO SPECIFICALLY                                     THE CHARTER WOULD PROVIDE
                INDICATE THAT THE COMPANY                               THAT, TO THE EXTENT
                RESERVES THE RIGHT TO                                   PERMITTED BY LAW, A
                CHANGE THE "CONTRACT                                    DIRECTOR OR OFFICER OF THE
                RIGHTS" OF OUTSTANDING                                  COMPANY WOULD NOT BE
                SHARES. IN ADDITION, THE                                LIABLE TO THE COMPANY OR
                CHARTER WOULD CLARIFY THAT                              ITS SHAREHOLDERS FOR
                THE BOARD OF DIRECTORS,                                 MONETARY DAMAGES FOR
                WITHOUT SHAREHOLDER                                     BREACH OF FIDUCIARY DUTY.
                ACTION, CAN INCREASE OR                                 TO BE EFFECTIVE IN
                DECREASE THE AGGREGATE                                  MARYLAND, THIS PROVISION
                NUMBER OF SHARES THAT THE                               MUST APPEAR IN THE
                COMPANY HAS AUTHORITY TO                                CHARTER. NO SUBSEQUENT
                ISSUE.                                                  MODIFICATION OR REPEAL OF
                                                                        THIS PROVISION COULD
                                                                        REVOKE THIS PROTECTION FOR
                                                                        EVENTS BETWEEN ADOPTION OF
                                                                        THE PROVISION AND SUCH
                                                                        MODIFICATION OR REPEAL.
                                                                        (SEE (4) BELOW).

   COMPANY      INDEMNIFICATION             MASTER/FEEDER               SHAREHOLDER VOTING          REDEMPTION
                                            TRANSACTIONS                                            FEES AND VOTE
TRBF            Existing Provision:         Existing Provision:         Existing Requirement:       Existing Provision:
                The Charter provides that   None.                       One vote for each share     None.
                the Company shall                                       held.
                indemnify present and       PROPOSED AMENDMENT:                                     PROPOSED AMENDMENT:
                former directors and        THE COMPANY WOULD HAVE      PROPOSED AMENDMENT:         THE COMPANY WOULD HAVE
                officers to the extent      EXPLICIT AUTHORITY TO       NO CHANGE PROPOSED.         EXPLICIT AUTHORITY TO
                permitted by law,           INVEST ASSETS IN CASH OR                                SUBTRACT REDEMPTION FEES
                including by advance of     IN INTERESTS ISSUED BY                                  AND OTHER CHARGES, AS
                expenses. The Company's     OTHER INVESTMENT                                        DETERMINED BY THE BOARD OF
                By-Laws provide that the    COMPANIES. (SEE                                         DIRECTORS, FROM THE AMOUNT
                Company shall indemnify     (6) BELOW).                                             PAYABLE TO SHAREHOLDERS IN
                present and former                                                                  CONNECTION WITH A
                directors, officers,                                                                REDEMPTION BY SHAREHOLDERS
                employees and agents                                                                OR BY THE COMPANY. THE
                against judgments, fines,                                                           CHARTER WOULD ALSO CLARIFY
                settlements and expenses                                                            THAT THE COMPANY CAN
                to the extent permitted by                                                          REDEEM ALL OUTSTANDING
                law, including by advance                                                           SHARES IN A FUND OR CLASS
                of expenses.                                                                        WITHOUT A SHAREHOLDER
                                                                                                    VOTE. (SEE (7) BELOW).
                PROPOSED AMENDMENT:
                THE EXISTING CHARTER
                PROVISION WOULD BE REVISED
                TO MATCH THE LANGUAGE IN
                THE OTHER MARYLAND COMPANY
                CHARTERS (SEE (5) BELOW)
                AND TO INCLUDE AUTHORITY
                FOR THE COMPANY TO
                INDEMNIFY EMPLOYEES AND
                AGENTS OTHER THAN
                DIRECTORS AND OFFICERS TO
                THE EXTENT APPROVED BY THE
                BOARD OF DIRECTORS AND
                PERMITTED BY LAW.
                INDEMNIFICATION OF PERSONS
                OTHER THAN OFFICERS AND
                DIRECTORS CURRENTLY
                APPEARS ONLY IN THE
                COMPANY'S BY-LAWS.

    The text of the proposed Charter Amendments summarized in the preceding table is set forth below:

        (1) The Corporation reserves the right from time to time to make any amendments to the charter of the Corporation which may now or hereafter be authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter of the Corporation, of any shares of its outstanding stock by classification, reclassification, or otherwise. In clarification and not limitation of the foregoing, a majority of the entire Board of Directors, without action by the stockholders, may amend the charter of the Corporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. (All Maryland Companies)

        (2) At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast on any matter shall constitute a quorum for action on that matter (including matters on which fewer than all classes or series are entitled to vote). (All Maryland Companies except STBF)

        (3) Unless otherwise expressly provided in the charter of the Corporation, on each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each dollar of net asset value represented by each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock. (STBF)

        (4) A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal. (NMF, STBF and TRBF)

        (5) The Corporation shall indemnify (A) its current and former directors and officers, whether serving or having served the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the Investment Company Act of 1940), including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. (All Maryland Companies)

        (6) The Board of Directors is explicitly authorized to, without action by stockholders (unless such approval is required by the Investment Company Act of 1940), invest all or a portion of the assets of any series or class, or dispose of all or a portion of the assets of any series or class and invest the proceeds of such disposition, in cash or in interests issued by one or more other investment companies registered under the Investment Company Act of 1940. The Board of Directors is explicitly authorized to, without action by stockholders, cause a series or class that is organized in the master/feeder fund structure to withdraw or redeem its assets from the master fund and cause such series or class to invest its assets directly in cash or in securities and other financial instruments or in another master fund. (All Maryland Companies).

        (7) The appropriate sections of all Maryland Company Charters shall be modified as necessary to reflect the following provisions:

           All redemptions, whether by a stockholder or by the Corporation, shall be at a redemption price equal to the current net asset value per share as determined by the Board of Directors from time to time in accordance with the provisions of the charter and applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. A redemption by the Corporation in accordance with the charter of the Corporation, even if it is for all the shares of a series or class, shall not be considered a liquidation requiring a vote of stockholders. (All Maryland Companies)

              MASSACHUSETTS SUMMARY AND TEXT OF CHARTER AMENDMENTS

                                                                                 SHAREHOLDERS MEETINGS IF LESS THAN A MAJORITY
                                                NUMBER OF TRUSTEES                    OF TRUSTEES ELECTED BY SHAREHOLDERS
                                   --------------------------------------------  ----------------------------------------------
COMPANY                            EXISTING REQUIREMENT    PROPOSED AMENDMENT     EXISTING REQUIREMENT     PROPOSED AMENDMENT
-------                            ---------------------  ---------------------  ----------------------  ----------------------
CMF                                Number fixed by        Number would be fixed  No applicable           In the event less than
                                   Trustees, not less     by Trustees, no upper  provision.              a majority of Trustees
                                   than 3 or more than    or lower limit on                              have been elected by
                                   15.                    number.                                        the Shareholders, to
                                                                                                         the extent required by
                                                                                                         the 1940 Act, but only
                                                                                                         to such extent, the
                                                                                                         Trustees then in
                                                                                                         office would be
                                                                                                         required to call a
                                                                                                         Shareholders' meeting
                                                                                                         for the election of
                                                                                                         Trustees.

MSF                                Number fixed by        Number would be fixed  No applicable           In the event less than
                                   Trustees, not less     by Trustees, no upper  provision.              a majority of Trustees
                                   than 3 or more than    or lower limit on                              have been elected by
                                   15.                    number.                                        the Shareholders, to
                                                                                                         the extent required by
                                                                                                         the 1940 Act, but only
                                                                                                         to such extent, the
                                                                                                         Trustees then in
                                                                                                         office would be
                                                                                                         required to call a
                                                                                                         Shareholders' meeting
                                                                                                         for the election of
                                                                                                         Trustees.

MBF                                Number fixed by        Number would be fixed  No applicable           In the event less than
                                   Trustees, not less     by Trustees, no upper  provision.              a majority of Trustees
                                   than 3 or more than    or lower limit on                              have been elected by
                                   15.                    number.                                        the Shareholders, to
                                                                                                         the extent required by
                                                                                                         the 1940 Act, but only
                                                                                                         to such extent, the
                                                                                                         Trustees then in
                                                                                                         office would be
                                                                                                         required to call a
                                                                                                         Shareholders' meeting
                                                                                                         for the election of
                                                                                                         Trustees.

                                                               SHARE CLASSIFICATION
                                DOLLAR VOTING                  OR RECLASSIFICATION            QUORUM, ADJOURNMENT, PLURALITY
                       -------------------------------  ----------------------------------  ----------------------------------
                                         EFFECT OF
                         EXISTING         PROPOSED          EXISTING          PROPOSED          EXISTING          PROPOSED
COMPANY                REQUIREMENT       AMENDMENT        REQUIREMENT        AMENDMENT        REQUIREMENT        AMENDMENT
-------                ------------   ----------------  ----------------  ----------------  ----------------  ----------------
CMF                    No             Trustees,         Trustees may, in  Trustees would    By-Laws provide   Holders of one-
                       applicable     without the vote  their             have power, in    that holders of   third of the
                       provision.     of the            discretion,       their             a majority of     Shares entitled
                                      Shareholders,     divide the        discretion, to    outstanding       to vote on a
                                      would determine   Shares of any     classify or       shares of the     matter would be
                                      on any vote put   Fund into         reclassify any    Company or Fund   a quorum. Shares
                                      to the            classes.          unissued Shares   of the Company    that abstain or
                                      Shareholders                        of a Fund or      present in        for which the
                                      whether voting                      class, or any     person or by      broker or
                                      will be per                         Shares of any     proxy and         nominee cannot
                                      Share voting or                     Fund or class     entitled to vote  vote on all
                                      dollar voting                       previously        constitutes a     matters would
                                      (net asset value                    issued and        quorum.           count for the
                                      times number of                     thereafter                          purpose of
                                      shares owned).                      reacquired by                       determining a
                                                                          the Company,                        quorum.
                                                                          into one or more
                                                                          Funds or classes
                                                                          that may be
                                                                          established and
                                                                          designated from
                                                                          time to time.

MSF                    No             Trustees,         Trustees may, in  Trustees would    By-Laws provide   Holders of one-
                       applicable     without the vote  their             have power, in    that holders of   third of the
                       provision.     of the            discretion,       their             a majority of     Shares entitled
                                      Shareholders,     divide the        discretion, to    outstanding       to vote on a
                                      would determine   Shares of any     classify or       shares of the     matter would be
                                      on any vote put   Fund into         reclassify any    Company or Fund   a quorum. Shares
                                      to the            classes.          unissued Shares   of the Company    that abstain or
                                      Shareholders                        of a Fund or      present in        for which the
                                      whether voting                      class, or any     person or by      broker or
                                      will be per                         Shares of any     proxy and         nominee cannot
                                      Share voting or                     Fund or class     entitled to vote  vote on all
                                      dollar voting                       previously        constitutes a     matters would
                                      (net asset value                    issued and        quorum.           count for the
                                      times number of                     thereafter                          purpose of
                                      shares owned).                      reacquired by                       determining a
                                                                          the Company,                        quorum.
                                                                          into one or more
                                                                          Fund or classes
                                                                          that may be
                                                                          established and
                                                                          designated from
                                                                          time to time.

                                                               SHARE CLASSIFICATION
                                DOLLAR VOTING                  OR RECLASSIFICATION            QUORUM, ADJOURNMENT, PLURALITY
                       -------------------------------  ----------------------------------  ----------------------------------
                                         EFFECT OF
                         EXISTING         PROPOSED          EXISTING          PROPOSED          EXISTING          PROPOSED
COMPANY                REQUIREMENT       AMENDMENT        REQUIREMENT        AMENDMENT        REQUIREMENT        AMENDMENT
-------                ------------   ----------------  ----------------  ----------------  ----------------  ----------------
MBF                    No             Trustees,         Trustees may, in  Trustees would    By-Laws provide   Holders of one-
                       applicable     without the vote  their             have power, in    that holders of   third of the
                       provision.     of the            discretion,       their             a majority of     Shares entitled
                                      Shareholders,     divide the        discretion, to    outstanding       to vote on a
                                      would determine   Shares of any     classify or       shares of the     matter would be
                                      on any vote put   Fund into         reclassify any    Company or Fund   a quorum. Shares
                                      to the            classes.          unissued Shares   of the Company    that abstain or
                                      Shareholders                        of a Fund or      present in        for which the
                                      whether voting                      class, or any     person or by      broker or
                                      will be per                         Shares of any     proxy and         nominee cannot
                                      Share voting or                     Fund or class     entitled to vote  vote on all
                                      dollar voting                       previously        constitutes a     matters would
                                      (net asset value                    issued and        quorum.           count for the
                                      times number of                     thereafter                          purpose of
                                      shares owned).                      reacquired by                       determining a
                                                                          the Company,                        quorum.
                                                                          into one or more
                                                                          Fund or classes
                                                                          that may be
                                                                          established and
                                                                          designated from
                                                                          time to time.

                                SHAREHOLDER DERIVATIVE ACTIONS                       MANDATORY REDEMPTION
                        ----------------------------------------------  ----------------------------------------------
COMPANY                  EXISTING REQUIREMENT     PROPOSED AMENDMENT     EXISTING REQUIREMENT     PROPOSED AMENDMENT
-------                 ----------------------  ----------------------  ----------------------  ----------------------
CMF                     No Applicable           In order to bring       Only for excessively    Any time (a) if the
                        Provision               derivative action,      large or small          Trustees determine in
                                                unless all the          accounts.               their sole discretion
                                                Trustees have a                                 that redemption is in
                                                financial interest in                           the best interests of
                                                the suit, Shareholders                          the Shareholders or
                                                must (a) make a                                 the holders of the
                                                pre-suit demand on the                          Shares of a Fund, or
                                                Trustees who do not                             (b) for account
                                                have a financial                                maintenance purposes.
                                                interest in the suit,
                                                (b) obtain holders of
                                                at least 10% of
                                                outstanding Shares to
                                                join such request and
                                                (c) afford the
                                                Trustees a reasonable
                                                amount of time to
                                                respond.

MSF                     No Applicable           In order to bring       Only for excessively    Any time (a) if the
                        Provision               derivative action,      large or small          Trustees determine in
                                                unless all the          accounts.               their sole discretion
                                                Trustees have a                                 that redemption is in
                                                financial interest in                           the best interests of
                                                the suit, Shareholders                          the Shareholders or
                                                must (a) make a                                 the holders of the
                                                pre-suit demand on the                          Shares of a Fund, or
                                                Trustees who do not                             (b) for account
                                                have a financial                                maintenance purposes.
                                                interest in the suit,
                                                (b) obtain holders of
                                                at least 10% of
                                                outstanding Shares to
                                                join such request and
                                                (c) afford the
                                                Trustees a reasonable
                                                amount of time to
                                                respond.

MBF                     No Applicable           In order to bring       Only for excessively    Any time (a) if the
                        Provision               derivative action,      large or small          Trustees determine in
                                                unless all the          accounts.               their sole discretion
                                                Trustees have a                                 that redemption is in
                                                financial interest in                           the best interests of
                                                the suit, Shareholders                          the Shareholders or
                                                must (a) make a                                 the holders of the
                                                pre-suit demand on the                          Shares of a Fund, or
                                                Trustees who do not                             (b) for account
                                                have a financial                                maintenance purposes.
                                                interest in the suit,
                                                (b) obtain holders of
                                                at least 10% of
                                                outstanding Shares to
                                                join such request and
                                                (c) afford the
                                                Trustees a reasonable
                                                amount of time to
                                                respond.

                                PROCEDURE FOR                     PROCEDURE FOR
                             TERMINATION OF TRUST               CHARTER AMENDMENTS                  REORGANIZATION
                       --------------------------------  --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
COMPANY                  REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
-------                ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
CMF                    Company can be   Company or any   All charter      Trustees,        Vote of 2/3 of   Reorganization
                       terminated by    Fund can be      amendments,      without          outstanding      would require
                       (a) vote of      terminated by    other than       Shareholder      Shares of        either
                       holders of 2/3   (a) vote of      clean-up         action, would    Company          (a) vote of
                       of Shares of     holders of 2/3   matters such as  be authorized    required, or     2/3 of Shares
                       each Fund at a   of Shares of     name changes,    to amend         majority of      of Company (or
                       meeting,         each Fund or     require the      charter so long  outstanding      Fund being
                       (b) majority of  2/3 vote of      approval of a    as such          shares of the    reorganized)
                       Trustees, plus   Fund being       majority of the  amendment does   Trust if         (b) majority of
                       vote of holders  terminated,      Shares           not adversely    recommended by   outstanding
                       of 2/3 of        (b) if           outstanding and  affect the       Trustees.        shares of the
                       Shares of each   recommended by   entitled to      rights of any                     Company (or
                       Fund without a   the Trustees,    vote.            Shareholder.                      Fund being
                       meeting, or      the vote of                                                         reorganized) if
                       (c) Trustees by  holders of a                                                        recommended by
                       written notice   majority of                                                         Trustees or
                       to the           Shares of each                                                      (c) vote of a
                       Shareholders.    Fund or                                                             majority of the
                       Fund can be      majority vote                                                       Trustees.
                       terminated by    of Fund being                                                       Shareholders
                       vote of 2/3 of   terminated, or                                                      would not have
                       Shares in such   (c) Trustees by                                                     appraisal
                       Fund.            written notice                                                      rights in a
                                        to the                                                              reorganization.
                                        Shareholders.                                                       Trustees would
                                                                                                            have the power,
                                                                                                            without a vote
                                                                                                            of the
                                                                                                            Shareholders,
                                                                                                            to invest the
                                                                                                            property of the
                                                                                                            Company or any
                                                                                                            Fund in one or
                                                                                                            more other
                                                                                                            investment
                                                                                                            companies.

                                PROCEDURE FOR                     PROCEDURE FOR
                             TERMINATION OF TRUST               CHARTER AMENDMENTS                  REORGANIZATION
                       --------------------------------  --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
COMPANY                  REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
-------                ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
MSF                    Company can be   Company or any   All charter      Trustees,        Vote of 2/3 of   Reorganization
                       terminated by    Fund can be      amendments,      without          outstanding      would require
                       (a) vote of      terminated by    other than       Shareholder      Shares of        either
                       holders of 2/3   (a) vote of      clean-up         action, would    Company          (a) vote of
                       of Shares of     holders of 2/3   matters such as  be authorized    required, or     2/3 of Shares
                       each Fund at a   of Shares of     name changes,    to amend         majority of      of Company (or
                       meeting,         each Fund or     require the      charter so long  outstanding      Fund being
                       (b) majority of  2/3 vote of      approval of a    as such          shares of the    reorganized)
                       Trustees, plus   Fund being       majority of the  amendment does   Company if       (b) majority of
                       vote of holders  terminated,      Shares           not adversely    recommended by   outstanding
                       of 2/3 of        (b) if           outstanding and  affect the       Trustees.        shares of the
                       Shares of each   recommended by   entitled to      rights of any                     Company (or
                       Fund without a   the Trustees,    vote.            Shareholder.                      Fund being
                       meeting, or      the vote of                                                         reorganized) if
                       (c) Trustees by  holders of a                                                        recommended by
                       written notice   majority of                                                         Trustees or
                       to the           Shares of each                                                      (c) vote of a
                       Shareholders.    Fund or                                                             majority of the
                       Fund can be      majority vote                                                       Trustees.
                       terminated by    of Fund being                                                       Shareholders
                       vote of 2/3 of   terminated, or                                                      would not have
                       Shares in such   (c) Trustees by                                                     appraisal
                       Fund.            written notice                                                      rights in a
                                        to the                                                              reorganization.
                                        Shareholders.                                                       Trustees would
                                                                                                            have the power,
                                                                                                            without a vote
                                                                                                            of the
                                                                                                            Shareholders,
                                                                                                            to invest the
                                                                                                            property of the
                                                                                                            Company or any
                                                                                                            Fund in one or
                                                                                                            more other
                                                                                                            investment
                                                                                                            companies.

                                PROCEDURE FOR                     PROCEDURE FOR
                             TERMINATION OF TRUST               CHARTER AMENDMENTS                  REORGANIZATION
                       --------------------------------  --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED         EXISTING         PROPOSED
COMPANY                  REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT       REQUIREMENT       AMENDMENT
-------                ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
MBF                    Company can be   Company or any   All charter      Trustees,        Vote of 2/3 of   Reorganization
                       terminated by    Fund can be      amendments,      without          outstanding      would require
                       (a) vote of      terminated by    other than       Shareholder      Shares of        either
                       holders of 2/3   (a) vote of      clean-up         action, would    Company          (a) vote of
                       of Shares of     holders of 2/3   matters such as  be authorized    required, or     2/3 of Shares
                       each Fund at a   of Shares of     name changes,    to amend         majority of      of Company (or
                       meeting,         each Fund or     require the      charter so long  outstanding      Fund being
                       (b) majority of  2/3 vote of      approval of a    as such          shares of the    reorganized)
                       Trustees, plus   Fund being       majority of the  amendment does   Company if       (b) majority of
                       vote of holders  terminated,      Shares           not adversely    recommended by   outstanding
                       of 2/3 of        (b) if           outstanding and  affect the       Trustees.        shares of the
                       Shares of each   recommended by   entitled to      rights of any                     Company (or
                       Fund without a   the Trustees,    vote.            Shareholder.                      Fund being
                       meeting, or      the vote of                                                         reorganized) if
                       (c) Trustees by  holders of a                                                        recommended by
                       written notice   majority of                                                         Trustees or
                       to the           Shares of each                                                      (c) vote of a
                       Shareholders.    Fund or                                                             majority of the
                       Fund can be      majority vote                                                       Trustees.
                       terminated by    of Fund being                                                       Shareholders
                       vote of 2/3 of   terminated, or                                                      would not have
                       Shares in such   (c) Trustees by                                                     appraisal
                       Fund.            written notice                                                      rights in a
                                        to the                                                              reorganization.
                                        Shareholders.                                                       Trustees would
                                                                                                            have the power,
                                                                                                            without a vote
                                                                                                            of the
                                                                                                            Shareholders,
                                                                                                            to invest the
                                                                                                            property of the
                                                                                                            Company or any
                                                                                                            Fund in one or
                                                                                                            more other
                                                                                                            investment
                                                                                                            companies.

    The text of the proposed Charter Amendments summarized in the preceding table is set out below:

    - Article II, Section 2.1 of the Declaration shall be amended to read as follows:

       The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees.

    - Article II, Section 2.4 of the Declaration shall be amended to add the following sentence at the end of the Section:

       In the event that less than the majority of Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees.

    - Article VI, Section 6.8 of the Declaration shall be amended to add the following sentences at the end of the Section:

       As determined by the Trustees without the vote or consent of Shareholders (except as required by the 1940 Act), on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value

       (number of Shares owned times net asset value per share of such series or class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Unless the Trustees designate otherwise in accordance with the preceding sentence, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

    - The first sentence of the second paragraph of Article VI, Section 6.9 of the Declaration shall be amended to read as follows:

       The Trustees, in their discretion, without a vote of Shareholders, may classify or reclassify any unissued Shares of a series or class, or any Shares of any series or class previously issued and thereafter reacquired by the Trust, into Shares of one or more other series or classes that may be established and designated from time to time.

    - A new Article VI, Section 6.10 of the Declaration shall be added, reading as follows:

       Quorum and Required Vote.

       One-third of the Shares entitled to vote on a matter shall be a quorum for the transaction of business with respect to such matter at a Shareholders' meeting. Shares that abstain or do not vote with respect to one or more proposals presented for Shareholder approval at any Shareholders' meeting and Shares held in "street name" as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal, will be counted for purposes of determining whether a quorum is present at a meeting, but will not be counted as Shares voted with respect to any such proposal. A majority of the shares present at a meeting (regardless of whether they are authorized to vote on all the matters to be presented to the meeting) shall be sufficient to approve adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting of which a quorum is present shall decide any question, except (1) a plurality vote in the case of the election of Trustees, or (2) when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration or the By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular series or classes.

    - A new Article VI, Section 6.11 of the Declaration shall be added, reading as follows:

       A Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

       (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 6.11(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who have a personal financial interest in the transaction at issue;

       (b) Unless a demand is not required under paragraph (a) of this Section 6.11, Shareholders eligible to bring such derivative action who collectively hold at least 10% of the outstanding Shares of the Trust, or who collectively hold at least 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

       (c) Unless a demand is not required under paragraph (a) of this Section 6.11, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

       (d) For purposes of this Section 6.11, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

    - Article VII, Section 7.3 of the Declaration shall be amended in its entirety to read as follows:

       REDEMPTION AT THE OPTION OF THE TRUST. Each Share of any series shall be subject to redemption at the option of the Trust: (i) at any time, if the Trustees determine in their sole discretion that such redemption is in the best interests of the holders of the Shares of the Trust or of any series, or (ii) upon such other conditions with respect to maintenance of Shareholder accounts of a minimum amount as may from time to time be determined by the Trustees. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price for such shares.

    - The first sentence of Article IX, Section 9.2(a) of the Declaration shall be amended in its entirety to read as follows:

       The Trust or any series may be terminated by (1) the affirmative vote of the holders of not less than two-thirds of the Shares of each series of the Trust in case of a termination of the Trust or the affirmative vote of the holders of not less than two-thirds of the series being terminated in the case of a termination of a series, (2) if the termination is recommended by a majority of the Trustees, a Majority Shareholder Vote or a Majority Shareholder Vote of the series being terminated in the case of a termination of a series, or (3) by the Trustees by written notice to the Shareholders of the Trust or the series being terminated.

    - Article IX, Sections 9.3(a) and (b) of the Declaration shall be amended in their entirety to read as follows:

       (a) The provisions of this Declaration (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of the Trustees). Any amendment to this Declaration that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to a vote of a majority of the Trustees) when authorized to do so by the vote in accordance with
       Section 6.8 hereof of Shareholders holding a majority of all the Shares outstanding and entitled to vote, without regard to series, or if said amendment adversely affects the rights of the Shareholders of less than all of the series, or of less than all of the classes of any series having classes, by the vote of the holders of a majority of all the Shares entitled to vote of each series or class, as the case may be, so affected.

       (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or a series or to permit assessments upon Shareholders.

    - Article IX, Section 9.4 of the Declaration shall be amended in its entirety to read as follows:

       The Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets of any one or more series of the Trust, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer the assets of one series of the Trust to another series of the Trust, in exchange for cash, shares of the transferee or other securities, or to the extent permitted by law then in effect may merge or consolidate the Trust or any series with any other trust or any corporation, partnership, or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by (a) the affirmative vote of not less than two-thirds of the outstanding Shares of each series of the Trust in the case of the reorganization of the Trust, or by the affirmative vote of not less than two-thirds of the outstanding Shares of a particular series in the case of the reorganization of a particular series, provided, however, that if such merger, consolidation or sale is recommended by the Trustees, a Majority Shareholder Vote, or a vote of the majority of the outstanding Shares in such series, shall be sufficient, or (b) a vote or written consent of a majority of the Trustees. Shareholders shall not have appraisal rights in connection with any such transaction. Following such transfer, the Trustees shall distribute the cash, shares or other securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various series whose assets have so been transferred) among the Shareholders of such series; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any series, or dispose of all or a portion of the Trust Property of any series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the Commonwealth of Massachusetts or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a series that is organized in the master/ feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

REQUIRED VOTE

    Approval of this Proposal for all Maryland Companies requires an affirmative vote of a majority of each Company's outstanding voting securities and in the case of STBF, of the outstanding voting securities of each Fund thereof. Approval of this proposal for all Massachusetts Companies requires the affirmative vote of two-thirds of each Massachusetts Fund's outstanding shares.

    EACH BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 5.

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PI, who will not receive any compensation therefore from the Funds or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Georgeson Shareholder Communications Inc. by a particular Fund are a function of the number of shareholders in that Fund. All of the cost of the meetings will be borne by the Funds.

                                                         ESTIMATED SOLICITATION
FUND                                                       FEES AND EXPENSES
----                                                     ----------------------
CMF
  California Series....................................         $ 13,000
  California Income Series.............................           14,050
  California Money Market Series.......................           14,300
GIF....................................................          273,750
HYF....................................................          403,600
MBF
  High Income Series...................................           59,900
  Insured Series.......................................           33,100
MSF
  Florida Series.......................................            9,250
  New Jersey Series....................................           16,750
  New Jersey Money Market Series.......................           12,600
  New York Series......................................           20,750
  New York Money Market Series.........................           17,800
  Pennsylvania Series..................................           19,900
NMF....................................................           58,800
STBF
  Prudential Short-Term Corporate Bond Fund............           43,150
  Dryden Ultra Short Bond Fund.........................            5,000
TRBF...................................................          127,200

                             SHAREHOLDER PROPOSALS

    The Companies will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Company not to hold annual meetings of shareholders unless such shareholder action is required.

    Any shareholder who wishes to submit a proposal to be considered at a Company's next meeting of shareholders should send the proposal to that Company at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Fund, respectively.

/s/ Deborah A. Docs

Deborah A. Docs
SECRETARY

May   , 2003

   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    Five Percent Shareholder Report

Exhibit B    Board and Committee Information

Exhibit C    Officer Information

Exhibit D    Form of Amended Management Agreement

Exhibit E    Form of PIM Subadvisory Agreement

                                                                       EXHIBIT A

                        FIVE PERCENT SHAREHOLDER REPORT

    As of May 16, 2003, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds are listed below.

FUND NAME                                               REGISTRATION               SHARES/CLASS     PERCENT
---------                                   ------------------------------------  ---------------   --------
CMF

  California Series.......................

  California Income Series................

  California Money Market Series..........

GIF.......................................

HYF.......................................

MBF

  High Income Series......................

  Insured Series..........................

MSF

  Florida Series..........................

  New Jersey Series.......................

  New Jersey Money Market Series..........

  New York Series.........................

  New York Money Market Series............

  Pennsylvania Series.....................

NMF.......................................

STBF

  Prudential Short-Term Corporate Bond
    Fund..................................

  Dryden Ultra Short Bond Fund............

TRBF......................................

                                                                       EXHIBIT B

                       BOARD AND COMMITTEE INFORMATION(1)

ANNUAL FEE(2)                                  CMF   GIF   HYF   MBF   MSF   NMF   STBF  TRBF
-------------                                  ----  ----  ----  ----  ----  ----  ----  ----
Fee for Attendance at Board Meetings(2)......  N/A    N/A  N/A   N/A   N/A   N/A   N/A    N/A
Fee for Attendance at Committee
  Meetings(2)................................  N/A    N/A  N/A   N/A   N/A   N/A   N/A    N/A
Number of Board Meetings during the Last
  Fiscal Year................................    4      4    4     4     4     4     4      4
Number of Audit Committee Meetings during the
  Last Fiscal Year*..........................    4      4    4     4     4     4     4      4
Number of Nominating Committee Meetings
  during the Last Fiscal Year*...............   --     --   --    --    --    --    --     --
Size of Current Board........................    8      8    8     8     8     8     8      8

* Only Independent Directors/Trustees serve on a Company's Audit and Nominating Committees.

(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

(2) While Board and Committee members do not receive attendance fees, they do receive compensation for Board and certain Committee membership. See pages
    5 of this proxy statement. No incumbent Director/Trustee attended fewer than 75% of the total number of Board and Committee meetings during the last fiscal year of each Fund.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME, AGE, PRINCIPAL                                                             OFFICER SINCE
BUSINESS OCCUPATION FOR THE                  -------------------------------------------------------------------------------------
PAST FIVE YEARS                 OFFICE         CMF        GIF        HYF        MBF        MSF        NMF        STBF       TRBF
---------------------------  -------------   --------   --------   --------   --------   --------   --------   --------   --------
Judy A. Rice (55)            President         2000       2000       2000       2000       2000       2000       2000       2000
President, Chief Executive
Officer, Chief Operating
Officer and
Officer-In-Charge (since
2003) of PI; formerly
various positions to Senior
Vice President (1992-1999)
of PSI; and various
positions to Managing
Director (1975-1992) of
Salomon Smith Barney;
Member of Board of
Governors of the Money
Management Institute.

Robert F. Gunia (56)         Vice              1987       1987       1987       1987       1984       1987       1988       1994
Executive Vice President     President
and Chief Administrative
Officer (since June 1999)
of PI; Executive Vice
President and Treasurer
(since January 1996) of PI;
President (since April
1999) of PIMS; Corporate
Vice President (since
September 1997) of The
Prudential Insurance
Company of America;
formerly Senior Vice
President (March 1987-May
1999) of PSI; formerly
Chief Administrative
Officer (July
1989-September 1996),
Director (January
1989-September 1996) and
Executive Vice President,
Treasurer and Chief
Financial Officer (June
1987-December 1996) of
Prudential Mutual Fund
Management, Inc. (PMF);
Vice President and Director
(since May 1989) and
Treasurer (since 1999) of
The Asia Pacific
Fund, Inc.

Grace C. Torres (43)         Treasurer &       1996       1996       1995       1996       1995       1995       1996       1996
Senior Vice President        Principal
(since January 2000) of PI;  Financial and
formerly First Vice          Accounting
President (December          Officer
1996-January 2000) of PI
and First Vice President
(March 1993-1999) of PSI.

Deborah A. Docs (45)         Secretary         1989       1996       1996       1996       1989       1996       1996       1996
Vice President and
Corporate Counsel (since
January 2001) of
Prudential; Vice President
and Assistant Secretary
(since December 1996) of
PI.

Marguerite E.H. Morrison     Assistant         2002       2002       2002       2002       2002       2002       2002       2002
(47)                         Secretary
Vice President and Chief
Legal Officer-Mutual Funds
and Unit Investment Trusts
(since August 2000) of
Prudential; Senior Vice
President and Assistant
Secretary (since February
2001) of PI; Vice President
and Assistant Secretary of
PIMS (since October 2001),
previously Vice President
and Associate General
Counsel (December
1996-February 2001) of PI
and Vice President and
Associate General Counsel
(September 1987-September
1996) of PSI.

Maryanne Ryan (38)           Anti-Money        2002       2002       2002       2002       2002       2002       2002       2002
Vice President, Prudential   Laundering
(since November 1998),       Compliance
First Vice President of PSI  Officer
(March 1997-May 1998).

                                                                       EXHIBIT D

                                                  FUND

                              MANAGEMENT AGREEMENT

    Agreement made the    day of          , 2003 between
Fund (the Fund), a [Delaware statutory trust][Massachusetts business trust][Maryland corporation], and Prudential Investments LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and one or more of its series (individually and collectively with the Fund, referred to herein as the Fund) and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Fund hereby appoints the Manager to act as manager of the Fund and each series thereof, if any (each, a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of [Directors][Trustees] of the Fund, the Manager is authorized to enter into a subadvisory agreement with Prudential Investment Management, Inc., Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of [Directors][Trustees] of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to the Fund, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and
    (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

    2. Subject to the supervision of the Board of [Directors][Trustees], the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the [Declaration of Trust][Articles of Incorporation] of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of [Trustees][Directors], and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's registration statement or as the Board of [Trustees][Directors] may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party, the size and difficulty in executing an order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager or Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the [Trustees][Directors] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) [Declaration of Trust][Articles of Incorporation];

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of [Trustees][Directors] of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of [beneficial interest][common stock], and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as [Trustees][Directors] or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records that it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of [Directors] [Trustees] who are not affiliated persons of the Manager or any Subadviser,

        (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

        (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

    The Fund assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

        (b) the fees and expenses of [Trustees][Directors] who are not "interested persons" of the Fund within the meaning of the 1940 Act,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
    (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of [Trustees][Directors], and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

        (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

        (e) the charges and expenses of legal counsel and independent accountants for the Fund,

        (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

        (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

        (h) the fees of any trade associations of which the Fund may be a member,

        (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

        (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

        (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and [Trustees'][Directors'] meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

        (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

        (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Manager monthly. The Fund shall not pay any fee or other compensation to the Manager for the services provided and the expenses assumed pursuant to this Agreement.

    8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
    Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    The Fund shall indemnify the Manager and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlements) incurred by the Manager in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Manager against or entitle or be deemed to entitle the Manager to indemnification in respect of any liability to the Fund or its security holders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of its reckless disregard of their duties and obligations under this Agreement.

    9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of [Trustees][Directors] of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a [Trustee][Director], officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    11. Except as otherwise provided herein or authorized by the Board of [Trustees][Directors] of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or
    (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16.  The Fund may use the name "                    Fund" or any name
    including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name
    "                    Fund" or any name including the word "Prudential" if
    the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

    [17. Notice is hereby given that this instrument is not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Fund.] [A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts.]

    18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                                     FUND

                                                     By:  /s/
                                                          --------------------------------------------

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------

                                   SCHEDULE A

Schedule dated           , 2003

                                                                       EXHIBIT E

                                                FUND
                             SUBADVISORY AGREEMENT

    Agreement made as of this       day of         , 2003 between Prudential
Investments LLC (PI or the Manager), a New York limited liability company and (or the Subadviser),

    WHEREAS, the Manager has entered into a Management Agreement (the Management
Agreement) dated             , with                Fund, a [Delaware statutory
trust][Massachusetts business trust][Maryland corporation] (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of [Directors][Trustees] of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the [Declaration of Trust][Articles of Incorporation], By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of [Directors][Trustees] of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of [Directors][Trustees] may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of [Directors] [Trustees] such periodic and special reports as the [Trustees][Directors] may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the [Trustees][Directors] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

               (vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rules 17a-10 and 10f-3 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

        The Subadviser further acknowledges that it shall not consult with any other subadviser of the Fund that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Fund's portfolio or any other transaction of Fund assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Fund's portfolio as determined by the Manager.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as [Trustees][Directors] or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

        (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of [Trustees][Directors] of the Fund that affect the duties of the Subadviser).

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the

    Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of [Trustees][Directors] of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

    Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary;
    (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at
                   .

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a [Trustee][Director], officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------
                                                          Name:
                                                          Title:

                                                     By:  /s/
                                                          --------------------------------------------
                                                          Name:
                                                          Title:

                                   SCHEDULE A

                                                FUND

    As compensation for services provided by, Prudential Investments LLC will pay a fee equal, on an annualized basis, to the following:

Dated as of           , 2003.

--------------------------------------------------------------------------------

                            PRUDENTIAL [      ] FUND

                              GATEWAY CENTER THREE
                                NEWARK, NJ 07102


                                     PROXY

                   SPECIAL MEETING OF SHAREHOLDERS (Meeting) -
                           JULY 17, 2003, 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2, 3, 4, AND 5 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED MAY __, 2003 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FUND NAME HERE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS.

     VOTE ON TRUSTEES.

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR
  ALL     ALL      EXCEPT     ALL EXCEPT" AND WRITE NOMINEES NUMBER
                              ON THE LINE BELOW.
  / /     / /       / /
                              ___________________________________________


                                                     FOR    AGAINST  ABSTAIN
     VOTE ON PROPOSALS

     2)   To Approve a Proposal to Permit the             / /     / /       / /
          Manager to Enter Into, or Make Material
          Changes to, Subadvisory Agreements
          Without Shareholder Approval.

     3)   To Permit an Amendment to the Management        / /     / /       / /
          Contract Between PI and the Fund.

     4)   To Approve Changes to Fundamental              / /     / /       / /
          Investment Restrictions and Policies,
          relating to:

          a.   fund diversification;                 / /     / /       / /

          b.   issuing Senior Securities,
               borrowing money or pledging assets;   / /     / /       / /

          c.   buying and selling real estate;       / /     / /       / /

          d.   buying and selling commodities and    / /     / /       / /
               commodity contracts;

          e.   fund concentration;                   / /     / /       / /

          f.   making loans                          / /     / /       / /

          g.   other investment restrictions,        / /     / /       / /
               including investing in securities
               of other investment companies.

     5)   To Approve Amendments to the Fund's        / /     / /       / /
          Articles of Incorporation or Declaration of Trust.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

_________________________________  __________
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


_________________________________  __________
SIGNATURE (JOINT OWNERS)           DATE